UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21869

NEXPOINT DIVERSIFIED

REAL ESTATE TRUST

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices) (Zip code)

NexPoint Advisors, L.P.

300 Crescent Court Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (866) 351-4440

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

EXPLANATORY NOTE: The Fund expects to supplementary file financial statements for NexPoint Real Estate Opportunities, LLC, on or about March 31st, 2022. NexPoint Real Estate Opportunities, LLC has been determined to be a significant subsidiary under Regulation S-X Rules 4-08(g) and 3-09(a).

Item 1. Reports to Stockholders.

A copy of the Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

NexPoint Diversified Real Estate Trust

(formerly NexPoint Strategic Opportunities Fund)

Annual Report

December 31, 2021

NexPoint Diversified Real Estate Trust

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Web site information, including any information captured through the use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or  commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully  before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

December 31, 2021	NexPoint Diversified Real Estate Trust

During 2021, the NexPoint Diversified Real Estate Trust (the “Company”, NYSE:NXDT) returned 41.65% on net asset value (“NAV”) and 35.18% on market value, including reinvested dividends, compared to a total return of 8.23% for the Credit Suisse Hedge Fund Index and 3.65% for the HFRX Global Hedge Fund Index during the same period. Top contributors to performance included real estate investments in single family rental, self-storage and MGM Holdings. The largest detractor to performance was healthcare equities.

NHF	1 Year	3 Year	5 Year	Inception to Date

NAV	41.65%	7.39%	7.86%	4.97%

Market Price	35.18%	-1.87%	1.62%	2.33%

On August 28, 2020, shareholders approved the conversion proposal and amended the Company’s fundamental investment policies and restrictions to permit the Company to pursue its new business. The Company is realigning its portfolio so that it is no longer an “investment company” under the Investment Company Act of 1940 (the “1940 Act”). On March 31, 2021, the Company filed an application (the “Deregistration Application”) with the Securities and Exchange Commission (the “SEC”) for an order under the 1940 Act declaring that the Company is no longer an investment company (the “Deregistration Order”). On September 13, 2021, November 5, 2021, and December 2, 2021, the Company filed amendments to the Deregistration Application, which provides additional information regarding the realignment of the Company’s portfolio. The Company will continue to be structured as a registered closed-end investment company until it receives the Deregistration Order; however, the Company has repositioned its portfolio sufficient to achieve REIT tax status and is operating during its 2021 taxable year so that it may qualify for taxation as a REIT. Effective November 8, 2021, NexPoint Strategic Opportunities Fund changed its name to NexPoint Diversified Real Estate Trust and is traded on the New York Stock Exchange under the ticker NXDT.

Portfolio Highlights

We believe the allocation to opportunistic, durable, and defensive real estate makes it well positioned both in the current environment and over the long term. We believe the real estate sector has the potential to generate the best risk-adjusted return of any sector over the next several years, and the current portfolio composition reflects our constructive outlook in the space.

We recognize that this outlook is not captured in the share price relative to its NAV and there may be some misperceptions about the holdings, policies, and procedures of the Company. The Company operates as part of an integrated investment platform that is comprised of a range of investment vehicles. The platform is supported by a robust back-office infrastructure, equipped to manage complex operations and preemptively address any potential conflicts of interest.

Accurate valuation is central to many of our investment strategies, and we have numerous funds and accounts on our platform for which this process is part of routine operations. We believe our valuation capabilities match the scope of our investment operations; we have experience that spans a wide variety of industries, asset classes, and investment structures, along with access to extensive resources and expertise that we can draw on to support valuation activities as necessary. The firm has a Valuation Committee that assists with the determination of fair value. The Valuation Committee is comprised of senior front- and back-office personnel and members of the compliance team.

We continuously review securities that are subject to fair value pricing, and the Valuation Committee will meet on an ad-hoc basis to address any material events or developments that may affect an individual security.

The frequency of Valuation Committee meetings is also based on the type of fund or account holding a fair value security. For example, the committee will meet more frequently to review fair value securities held in vehicles that conduct daily NAV calculations (such as closed-end funds), ensuring that all relevant inputs are kept up to date and the vehicle’s NAV reflects the underlying security’s fair value at any given time. In determining the fair value of a security, several methodologies may be employed, including those based on discounted cash flows, multiples, recovery rates, yields to maturity, discounts to public comparable, appraisals, local changes in cap rates, broker opinions of value, and other methodologies appropriate under the ASC 820 accounting standard. We also use reputable third-party valuation firms in conjunction with our internal valuation processes. These firms provide objective, third-party analysis to support fair value determinations. They can also bring independence to the valuation process, providing impartial assessment and eliminating any potential conflicts of interest. Additionally, there are no double charging of fees for affiliated investments.

In our view, these factors support an improved trading value and, with adequate recognition, have the potential to narrow the current discount. In the meantime, given our conviction in the underlying valuation and growth opportunities within the portfolio, we believe the discount does not properly reflect the current value of the Company.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited) (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

The team invests across property types, with experience in multifamily, single-family rentals, office, self-storage, life sciences, and hospitality, among other areas. Our real estate investment capabilities include debt, equity, agency MBS, direct origination, structured credit/preferred, and opportunistic and tax-advantaged transactions. Our real estate investments are held in a number of investment vehicles across our platform. The following provides information on the Company’s top real estate holdings:

The Company’s largest holding is NexPoint Real Estate Opportunities, LLC (“NREO”), a wholly owned REIT that holds several real estate positions. Top real estate positions held in the REIT include Vinebrook Homes, NexPoint Real Estate Finance, Cityplace Tower, IQHQ, SAFStor and Caddo Sustainable Timberlands. The Company also holds assets in a second wholly owned REIT, NexPoint Real Estate Capital, LLC (“NREC”). The Marriott Uptown hotel is held within NREC along with a retail shopping center and exposure of life science real estate.

NREO owns an interest in a NexPoint-advised real estate vehicle managed by VineBrook Homes, LLC (together, “VineBrook”), a real estate company that specializes in acquiring, renovating, and leasing single-family homes. As of December 31, 2021, VineBrook owns and operates a portfolio of approximately 17,000 single-family rental (“SFR”) homes in 19 markets across the Midwest and Southeast. Beginning in April 2021, Vinebrook Homes became a public filer. The SFR asset class has a strong fundamental backdrop, with macroeconomic conditions and shifting demographics contributing to the growing demand for single-family rental homes—an affordable alternative to homeownership. This demand is particularly strong in secondary and tertiary markets in the U.S. where there are favorable employment conditions and a reasonable cost of living. Despite the strong demand for single-family rental homes, it is still an emergent asset class, evident in the fragmented landscape of owners and operators. The nascent development of the market presents opportunities for institutionalization, giving companies like VineBrook the potential to create value via scale and sophistication.

Cityplace Tower (“Cityplace”) is a 42-story, 1.35 million-square-foot, trophy office building acquired in 2018. The building is adjacent to the Uptown submarket in Dallas, Texas. The prior owners were unwilling to invest significant capital to keep up with the property’s competitive set. Plans include significant capital investments to bring class-A amenities to the property and reposition the asset, providing the potential to achieve higher rental rates in both the office and retail spaces. Since the 2018 acquisition, the property announced plans to establish a 223-key, five-star hotel within the building, operated by InterContinental Hotels Group. The hotel will occupy eight of the building’s 42 floors and will contain a restaurant, full bar, and lounge. The hotel is slated to open in 2023. Cityplace is located in the Dallas-Forth Worth Metropolitan Statistical Area (“DFS MSA”) of Texas. DFW MSA is the fourth largest metropolitan statistical area by population in the United States. Due to business friendly policies, lower taxes and affordability, DFW MSA’s industries have grown much faster than the national average in recent years. DFW MSA’s unemployment rate was 4.4% as of October 2021, which was below the national average of 4.6%. The area’s business complex is diverse including concentrations in health care, logistics and technology, among numerous other industries. We believe the DFW MSA is enjoying sustained momentum as it continues its economic growth and is forecast to be among the stronger U.S. cities in terms of long-term real estate performance.

NexPoint Storage Partners is an approximately $1 billion storage platform originating from NexPoint’s first investment in Jernigan Capital in 2016. Jernigan initially focused on development financing but gradually expanded the business model to include outright ownership of facilities through a complementary acquisition strategy. In November 2020, NexPoint completed the acquisition of Jernigan and subsequently launched NexPoint Storage Partners as a dedicated platform for the self-storage sector. The platform consists of 52 self storage investments across the US, of which 41 are wholly-owned. NexPoint Storage Partners targets Generation V or “GenV” facilities in major metropolitan areas across the US. GenV facilities are vertical buildings, and include heating/air condition, WiFi, LED lighting and advanced security systems. A key Partner is Extra Space Storage, who will manage all wholly owned facilities.

SAFStor owns, develops, and redevelops single- and multistory self-storage properties in under supplied markets with high barriers to entry. The company looks for markets that offer low delinquency, high traffic count, and high population growth, with above average household income. Property management is performed by reputable operators such as Extra Space Storage and CubeSmart. We have completed 23 individual storage facilities that are currently in lease up. An additional 7 projects are in the construction and planning phases, with completions expected through the next 12 months. The weighted average yield on cost is 8.6% for all SAFStor properties. NXDT has exposure to 8 properties that are all in lease up. Stabilized cap rates for similar properties average approximately 5.5%, reflecting the potential for SAFStor properties to see significant increases in value once stabilized. Additionally, we expect appreciation of the storage portfolio once development is complete.

2	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited) (concluded)

December 31, 2021	NexPoint Diversified Real Estate Trust

The Company maintains a minimal amount of exposure to Hospitality. NexPoint funded the development of an upscale Marriott hotel in the heart of the Uptown submarket of Dallas, Texas. The hotel boasts 255 upscale guestrooms with approximately 13,000 square feet of meeting space. The hotel aims to fill a void in the immediate submarket, which lacks an affordable, quality hotel for the business traveler. The project had its grand opening in the first quarter of 2021. The Marriott Uptown fills a void in the Uptown Dallas hospitality market, while also serving as one of the Marriott-branded hotel in the area. Currently, the only major hotels in the general vicinity are five star, luxury hotels. The Uptown area of Dallas is known for attracting young professionals, as well as business travelers due to the proximity to the many businesses in Uptown and Downtown. Uptown has a vibrant bar and restaurant scene, as well as a 9 mile walking and biking trail and several large parks. College students at nearby Southern Methodist University are also known to live in the area. The hotel contains high-class amenities built to attract young adults and business travelers alike, such as a rooftop pool lounge, as well as bars and restaurants featuring celebrity chefs. Dallas Love-Field Airport is also less than five miles away.

Caddo Sustainable Timberlands (fka Creek Pine Holdings) continues to perform well. We originally invested in the asset in May 2018 through TexMark Timber Treasury, L.P. (“Triple T”) as participating preferred in a joint venture with a consortium of institutional investors lead by Catchmark Timber Trust (ticker: CTT). The asset comprised 1.1 million acres of prime East Texas timberlands. The timberlands are located near top quartile mills and within approximately 100 miles of three of the top five U.S. homebuilding markets; Austin, Dallas, and Houston. When Triple T acquired the asset in 2018, the group planned to renegotiate a long-term wood supply agreement, bringing it to current market terms for both pricing and volume. The agreement was successfully amended in 2020.

On July 30, 2021, CatchMark announced a definitive agreement to sell 301,000 acres of timberlands for approximately $498 million in cash (~$1,656/acre). The property represents a portion of the 1.1 million acres in East Texas, which was purchased for $1,264/acre. When the agreement was announced, CTT noted that the proceeds of the sale would be used to reduce leverage and pay down a portion of the preferred partnership interests in the joint venture.

On October 15, 2021, CTT announced that it had reached an agreement with its joint venture partners, including NXDT, for CTT to redeem its common equity interest. This follows the previously announced sale of 301,000 acres of timberlands for $498 million in cash. As part of these transactions NXDT redeemed approximately $17 million.

The balance of NXDT’s original investment after the October 2021 redemption was converted into common equity in a new venture called Caddo Sustainable Timberlands that was formed with a small group of institutional investors. The new entity now owns the remaining portion of the assets following the sale of 301,000 acres announced in September. The parties involved in the new venture alongside the Company are sophisticated institutional investors that manage private investment vehicles. Together they have significant experience owning and managing timber assets. With this expertise, the new venture intends to increase efficiencies and drive revenue for the property under a more favorable capital structure.

MGM Holdings (“MGM”) was another key contributor to performance during the year. MGM owns one of the world’s deepest libraries of premium film and television content, with more than 4,000 titles in the company’s film content library including iconic film franchises like James Bond, Rocky, Creed, The Magnificent Seven, Thelma & Louise, and many others. MGM also has over 17,000 episodes of programming in the company’s television content library, including hit shows like The Handmaid’s Tale, Fargo, and Vikings. The company has collectively won more than 180 Academy Awards and 100 Emmys.

The Company’s initial investment was in the company’s debt, which converted to equity when MGM emerged from bankruptcy in 2010. In addition to the reorganization equity, NXDT and its affiliates secured representation on the MGM board of directors as part of the reorganization. On May 26, 2021, MGM and Amazon issued a press release announcing that the companies had entered into a definitive merger agreement under which Amazon will acquire MGM for a purchase price of $8.45 billion. Completion of this transaction is subject to regulatory approvals and other customary closing conditions. The transaction has not yet closed.

We appreciate the engagement and support from shareholders throughout 2021 and look forward to year ahead.

Annual Report	3

CONSOLIDATED COMPANY’S PROFILE (unaudited)

December 31, 2021	NexPoint Diversified Real Estate Trust

Objective

NexPoint Diversified Real Estate Trust seeks to provide both current income and capital appreciation.

Net Assets as of December 31, 2021

$911 million

Portfolio Data as of December 31, 2021

The information below provides a snapshot of NexPoint Diversified Real Estate Trust at the end of the reporting period. NexPoint Diversified Real Estate Trust is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 12/31/2021(%)(1)

BB	0.218%
B	0.025%
CCC	0.072%
NR	99.686%

Top 5 Sectors as of 12/31/2021(%)(1)(2)

Real Estate Investment Trust	60.7
Real Estate	28.3
Financial	17.6
Communication Services	4.4
Gaming/Leisure	1.8

Top 10 Holdings as of 12/31/2021(%)(1)(2)

NexPoint Real Estate Opportunities, LLC (Common Stock)	60.7
NexPoint Storage Partners, Inc. (Common Stock)	13.2
Specialty Financial Products, Ltd. (Common Stock)	6.4
NexPoint Real Estate Capital (Common Stock)	5.0
Metro-Goldwyn-Mayer, Inc. (Common Stock)	4.4
SFR WLIF I, LLC, (LLC Interest)	4.2
SFR WLIF II, LLC, (LLC Interest)	2.8
Westchester CLO, Ltd., 8/1/2022 (Preferred Stock)	1.9
Greenbriar CLO, Ltd., 11/1/2021 (Preferred Stock)	1.8
Stratford CLO, Ltd., 11/1/2021 (Preferred Stock)	1.5

(1)

Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Company’s portfolio and not that of the Company itself. Quality Ratings are subject to change.

(2)	Sectors and holdings are calculated as a percentage of total net assets.

4	Annual Report

CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2021	NexPoint Diversified Real Estate Trust

A guide to understanding each Company’s financial statements

Consolidated Investment Portfolio	The Investment Portfolio details all of the Company’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Consolidated Statement of Assets and Liabilities	This statement details the Company’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Company’s liabilities (including any unpaid expenses) from the total of the Company’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Consolidated Statement of Operations	This statement reports income earned by the Company and the expenses incurred by the Company during the reporting period. The Consolidated Statement of Operations also shows any net gain or loss the Company realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Company’s net increase or decrease in net assets from operations.

Consolidated Statements of Changes in Net Assets	This statement details how the Company’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Consolidated Statements of Changes in Net Assets also details changes in the number of shares outstanding.

Consolidated Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Consolidated Financial Highlights	The Consolidated Financial Highlights demonstrate how the Company’s net asset value per share was affected by the Company’s operating results. The Consolidated Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Consolidated Notes to Financial Statements	These notes disclose the organizational background of the Company, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Annual Report	5

CONSOLIDATED INVESTMENT PORTFOLIO

As of December 31, 2021	NexPoint Diversified Real Estate Trust

Shares		Value ($)

Common Stock - 93.2%

COMMUNICATION SERVICES - 4.4%
309,137	Metro-Goldwyn-Mayer, Inc. (a)(b)	40,033,242

ENERGY - 0.2%
505,000	NextDecade Corp. (b)(c)	1,439,250
40	Transocean (b)	110

		1,439,360

FINANCIAL - 6.4%
47,996	American Banknote Corp. (d)(e)	141,348
52,478,547	Specialty Financial Products, Ltd. (d)(e)(f)	58,098,999

		58,240,347

GAMING/LEISURE - 0.3%
26,712	LLV Holdco LLC - Series A, Membership Interest (b)(d)(e)(f)	2,538,801
144	LLV Holdco LLC - Series B, Membership Interest (b)(d)(e)(f)	13,696

		2,552,497

HEALTHCARE - 0.4%
222,180	Aerie Pharmaceuticals, Inc. (b)(c)	1,559,704
242,950	Heron Therapeutics, Inc. (b)(c)(s)	2,218,133

		3,777,837

INDUSTRIALS - 0.2%
8	Pendrell Corp. (b)(d)(e)	1,667,568

MATERIALS - 0.1%
64,000	Loma Negra Cia Industrial Argentina ADR (b)	426,880

REAL ESTATE - 20.5%
667,680	Allenby (b)(d)(e)(f)	—
2,232,640	Claymore (b)(d)(e)(f)	—
164,149	Cresud SACIF y A ADR (b)(c)	774,784
133,495,360	NexPoint Real Estate Capital (d)(e)(f)	45,942,428
86,292	NexPoint Residential Trust, Inc. (c)(f)	7,233,859
86,369	NexPoint Storage Partners, Inc. (b)(d)(e)(f)	120,324,972
1,181,128	Whitestone, Class B , REIT (c)(s)	11,964,827

		186,240,870

REAL ESTATE INVESTMENT TRUST - 60.7%
450,716,502	NexPoint Real Estate Opportunities, LLC, REIT (d)(e)(f)	553,388,370

UTILITIES - 0.1%
327,750	Central Puerto ADR (b)(c)	1,025,857
26,220	Entegra TC LLC (d)(e)	—

		1,025,857

	Total Common Stock (Cost $796,793,026)	848,792,828

Preferred Stock - 11.2%

FINANCIAL - 11.2%
14,500	Aberdeen Loan Funding, Ltd. (g)	1,885,000

Shares		Value ($)
13,800	Brentwood CLO, Ltd. (d)(e)(g)	6,900,000
14,800	Brentwood Investors , 02/01/2022 (d)(e)(g)(h)	7,400,000
13,006	Eastland CLO , 05/01/2022 (b)(g)(h)	5,202,400
7,750	Gleneagles CLO , 12/30/2049 (b)(d)(e)(g)(h)	3,642,500
13,700	Grayson Investors , 11/01/2021 (d)(e)(g)(h)	5,206,000
42,750	Greenbriar CLO, Ltd. , 11/01/2021 (g)(h)	18,311,249
125,000	Jasper CLO, Ltd. (d)(e)(g)	6,875,000
10,000	Liberty CLO, Ltd. , 11/01/2017 (g)(h)	3,009,000
8,500	Red River CLO, Ltd. , 07/27/2018 (d)(e)(g)	1,190,000
4,800	Rockwall CDO (g)(i)	1,920,000
4,871	Rockwall CDO , 08/01/2024 (b)(g)(h)	2,703,405
10,500	Rockwall CDO, Ltd. , 08/01/2021 (g)(h)	4,200,000
6,000	Southfork CLO, Ltd. , 05/01/2017 (d)(e)(g)(h)	1,260,000
2,000	Stratford CLO , 11/01/2021 (g)(h)	675,000
41,500	Stratford CLO, Ltd. , 11/01/2021 (g)(h)	14,006,250
35,507	Westchester CLO, Ltd. , 08/01/2022 (d)(e)(g)(h)	17,398,430

		101,784,234

	Total Preferred Stock (Cost $ 138,293,870)	101,784,234

LLC Interest - 7.8%

REAL ESTATE - 7.8%
40,322,605	SFR WLIF I, LLC (d)(e)(f)	38,253,733
26,968,904	SFR WLIF II, LLC (d)(e)(f)	25,739,661
7,708,491	SFR WLIF III, LLC (d)(e)(f)	7,301,406

	Total LLC Interest (Cost $ 75,000,000)	71,294,800

U.S. Senior Loans (j) - 1.5%

GAMING/LEISURE - 1.5%
8,264,193	Ginn-LA CS Borrower LLC, Term Loan B, 1st Lien, 05/30/19 (d)(e)(k)	—
3,856,057	Ginn-LA CS Borrower LLC, Tranche A, 1st Lien, 05/30/22 (d)(e)	148,774
726,715	LLV Holdco LLC, 3rd Protective Advance, 09/30/22 (d)(e)(f)	723,082
9,241,411	LLV Holdco LLC, Revolving Exit Loan, 09/05/22 (d)(e)(f)	11,216,301
1,332,518	LLV Holdco, LLC, 2nd Protective Advance, 03/31/21 (d)(e)(f)	1,325,855

		13,414,012

UTILITIES - 0.0%
92,329,417	Texas Competitive Electric Holdings Co. LLC, Extended Escrow Loan, (d)(e)(l)	92,791

		92,791

	Total U.S. Senior Loans (Cost $ 21,976,561)	13,506,803

Collateralized Loan Obligations - 0.7%
7,500,000	Acis CLO, Ltd., Series 2015-6A, Class SUB 0.00%, 5/1/2027 (h)(m)	2,025,000

6	See Glossary on page 9 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of December 31, 2021	NexPoint Diversified Real Estate Trust

Shares		Value ($)

Collateralized Loan Obligations (continued)
5,462,500	CIFC Funding, Series 2013-2A, Class SUB 0.00%, 10/18/2030 (d)(e)(h)(m)	1,857,250
2,500,000	CIFC Funding, Series 2014-1A, Class SUB 0.00%, 1/18/2031 (d)(e)(h)(m)	825,000
3,000,000	CIFC Funding, Ltd., Series 2015-1A, Class SUB 0.00%, 1/22/2031 (h)(m)	1,188,750
1,500,000	Valhalla CLO, Ltd., Series 2004-1A 0.00%, 8/1/2022 (d)(e)	423,000

	Total Collateralized Loan Obligations (Cost $ 13,302,962)	6,319,000

Warrant - 0.0%

ENERGY - 0.0%
4,071	Arch Resources, Expires 10/08/2023(b)	180,142

	Total Warrants (Cost $ —)	180,142

Sovereign Bond - 0.0%
75,736	Argentine Republic Government International Bond, 1.00%, 07/09/29	27,644

	Total Sovereign Bonds (Cost $ 43,492)	27,644

Corporate Bonds & Notes - 0.0%

COMMUNICATION SERVICES - 0.0%
26,446	iHeartCommunications, Inc. 6.38%, 05/01/26	27,467
49,013	8.38%, 05/01/27	51,739

		79,206

	Total Corporate Bonds & Notes (Cost $ 211,277)	79,206

Foreign Corporate Bonds & Notes - 0.0%

NETHERLANDS - 0.0%
93,180,354	Celtic Pharma Phinco BV, 17.00%, 06/15/23 (d)(e)	—

	Total Foreign Corporate Bonds & Notes (Cost $62,254,526)	—

Repurchase Agreement (n)(o) - 0.0%
26	HSBC Securities 0.040%, dated 12/31/2021 to be repurchased on 01/03/2022, repurchase price $26 (collateralized by various U.S. Government Agency and U.S. Treasury Obligations, par value $1 - $10, 0.125% - 3.875%, 05/15/2023 - 08/15/2047; with a total market value of $26)	26

	Total Repurchase Agreements (Cost $26)	26

Shares		Value ($)
Cash Equivalents - 0.2%

MONEY MARKET FUND (p) - 0.2%
2,157,058	Dreyfus Treasury Obligations Cash Management, Institutional Class 0.010%	2,157,058

	Total Cash Equivalents (Cost $2,157,058)	2,157,058

Total Investments - 114.6%		1,044,141,741

(Cost $1,110,032,798)

Securities Sold Short - 0.0%

COMMON STOCK - 0.0%

INFORMATION TECHNOLOGY - 0.0%
(2,720)	Coupa Software (q)	(429,896)
	Total Common Stock (Proceeds $765,324)	(429,896)
	Total Securities Sold Short - 0.0% (Proceeds $765,324)	(429,896)

Other Assets & Liabilities, Net - (14.6)% (r)		(132,503,432)

Net Assets - 100.0%		911,208,413

(a)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Company does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the policies and procedures established by the Board of Trustees (the “Board”). Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
Metro- Goldwyn- Mayer, Inc.	Common Stock	12/20/2010	$13,929,926	$40,033,242	4.57%

(b)	Non-income producing security.
(c)	All or part of this security is pledged as collateral for short sales and margin borrowing (Due to broker). The fair value of the securities pledged as collateral was $23,126,158.
(d)

Securities with a total aggregate value of $919,894,965, or 101.0% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(e)

Represents fair value as determined by the Company’s Board, or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $919,894,965, or 101.0% of net assets, were fair valued under the Company’s valuation procedures as of December 31, 2021. Please see Notes to Financial Statements.

(f)	Affiliated issuer. Assets with a total aggregate fair value of $872,101,163, or 95.7% of net assets, were affiliated with the Company as of December 31, 2021.
(g)	There is currently no rate available.

See Glossary on page 9 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	7

CONSOLIDATED INVESTMENT PORTFOLIO (concluded)

As of December 31, 2021	NexPoint Diversified Real Estate Trust

(h)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At December 31, 2021, these securities amounted to $88,910,234 or 9.76% of net assets.

(i)	Perpetual security with no stated maturity date.
(j)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Company invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of December 31, 2021, the LIBOR USD 1 Month and LIBOR USD 3 Month rates were 0.101% and 0.209%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(k)	The issuer is, or is in danger of being, in default of its payment obligation.
(l)	Represents value held in escrow pending future events. No interest is being accrued.
(m)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(n)	Tri-Party Repurchase Agreement.
(o)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2021 was $26.
(p)	Rate shown is 7 day effective yield.
(q)	No dividend payable on security sold short.
(r)	As of December 31, 2021, $440,450 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.
(s)

Securities (or a portion of securities) on loan. As of December 31, 2021, the fair value of securities loaned was $1,247,641. The loaned securities were secured with cash and/or securities collateral of $1,277,625. Collateral is calculated based on prior day’s prices.

8	See Glossary on page 9 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

GLOSSARY: (abbreviations that may be used in the preceding statements)

Currency Abbreviations:
USD	United States Dollar

Glossary:
ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust

Annual Report	9

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2021	NexPoint Diversified Real Estate Trust

($)
Assets
Investments, at value (a)	169,883,494
Affiliated investments, at value (Note 11)	872,101,163

Total Investments, at value	1,041,984,657
Repurchase Agreement, at value	26
Cash and cash equivalents	2,238,121
Restricted Cash — Securities Sold Short (Note 2)	440,450
Foreign tax reclaim receivable	1,250,152
Receivable for:
Dividends and Interest	912,939
Other assets	276,693
Company shares sold	208,942
Due from custodian	192,493
Prepaid expenses and other assets	509,798

Total assets	1,048,014,271

Liabilities:
Notes payable (Note 6).	42,500,000
Due to custodian	110,037
Securities sold short, at value (Note 2)	429,896
Due to broker (Note 2)	9,187,561

Payable for:
Investment advisory fees (Note 8)	1,004,708
Accounting services fees	72,555
Interest expense and commitment fee	63,222
Upon receipt of securities loaned (Note 4)	26
Accrued expenses and other liabilities	186,130

Total liabilities	53,554,135

Mezzanine Equity:
Cumulative preferred shares (Series A), net of deferred financing costs (Notes 1 and 2)	83,251,723

Net Assets Applicable to Common Shares	911,208,413

Net Assets Consist of:
Paid-in capital in excess of par	913,920,192
Total accumulated loss	(2,711,779)

Net Assets Applicable to Common Shares	911,208,413

Investments, at cost	279,216,433
Repurchase Agreement	26
Affiliated investments, at cost (Note 11)	828,659,281
Cash equivalents, at cost (Note 2)	2,157,058
Proceeds from securities sold short	765,324

Common Shares
Net assets	911,208,413
Shares outstanding (unlimited authorization)	37,079,740
Net asset value per share ( Net assets/shares outstanding)	24.57
(a)Includes fair value of securities on loan	1,247,641

10	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021	NexPoint Diversified Real Estate Trust

($)
Investment Income:
Income:
Dividends from unaffiliated issuers	74,727,115
Dividends from affiliated issuers (Note 11)	24,671,456
Securities lending income (Note 4)	5,681
Interest from unaffiliated issuers	4,746,818
Interest from affiliated issuers	2,834,832
ROC Reclass[1]	(11,850,152)

Total income	95,135,750

Expenses:
Investment advisory and administration fees (Note 8)	11,093,632
Interest expense and commitment fees (Note 6)	2,434,515
Legal fees	2,205,792
Conversion expense (Note 2)	1,397,392
Accounting services fees (Note 8)	557,983
Reports to shareholders	351,926
Pricing fees	279,044
Trustees fees (Note 8)	274,614
Insurance	144,931
Audit and tax preparation fees	123,852
Transfer agent fees	100,588
Amortized offering costs	92,000
Registration fees	74,628
Tax fees	13,734
Other	884,442

Total operating expenses	20,029,073

Net investment income	75,106,677

Preferred dividend expenses	(4,554,561)

Net Realized and Unrealized Gain (loss) on Investments
Realized Gain (Loss) on:
Investments from unaffiliated issuers	(42,530,377)
Investments from affiliated issuers (Note 11)	458,336
Securities sold short (Note 2)	351,078
Foreign currency related transactions	(81)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments from unaffiliated issuers	40,480,098
Investments in affiliated issuers (Note 11)	175,495,449
Securities sold short (Note 2)	648,451
Foreign currency related translations	164

Net realized and unrealized gain (loss) on investments	174,903,118

Total increase in net assets resulting from operations	245,455,234

[1]

Adjustment to income associated with return of capital from income received in prior period. Information related to these adjustments was not received until after the finalization of the prior period financial statements.

See accompanying Notes to Consolidated Financial Statements.	11

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

NexPoint Diversified Real Estate Trust

	Year Ended December 31, 2021 ($)	Year Ended December 31, 2020 ($)
Increase (Decrease) in Net Assets Operations:
Net investment income	75,106,677	17,777,908
Preferred dividend expenses	(4,554,561)	—
Accumulated net realized gain (loss) on investments, securities sold short, written options, futures contracts and foreign currency transactions	(41,721,044)	(59,248,340)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, written options contracts and translation of assets and liabilities denominated in foreign currency	216,624,162	(79,296,359)

Net increase (decrease) from operations	245,455,234	(120,766,791)

Distributions Declared to Common Shareholders:
Distribution	(434,869)	(14,413,750)
Return of capital:	(21,765,798)	(42,706,352)

Total distributions declared to common shareholders:	(22,200,667)	(57,120,102)

Increase (Decrease) in net assets from operations and distributions	223,254,567	(177,886,893)

Share transactions:
Value of distributions reinvested	2,130,609	3,683,945
Cost of shares redeemed	(152,320,062)	(8,611,664)
Capital gains from the retirement of tendered shares	47,318,608	—

Net decrease from shares transactions	(102,870,845)	(4,927,719)

Total increase (decrease) in net assets	120,383,722	(182,814,612)

Net Assets
Beginning of year	790,824,691	973,639,303

End of year	911,208,413	790,824,691

Change in Common Shares
Issued for distribution reinvested	161,600	330,241
Shares redeemed (Note 1)	(8,750,121)	(513,204)

Net decrease in common shares	(8,588,521)	(182,963)

12	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2021	NexPoint Diversified Real Estate Trust

($)
Cash Flows Used in Operating Activities:
Net increase in net assets resulting from operations	245,455,234

Adjustments to Reconcile Increase in Net Assets to Net Cash Provided by Operating Activities:
Purchases of investment securities from unaffiliated issuers	(690,912,890)
Purchases of investment securities from affiliated issuers	(438,577,606)
Proceeds from the disposition of investment securities from unaffiliated issues	745,928,948
Proceeds from the disposition of investment securities from affiliated issues	305,976,584
Proceeds from return of capital of investment securities from affiliated issues	52,309,512
Purchases of securities sold short	(414,245)
Amortization/(accretion) of premiums	(488,565)
Net realized (gain)/loss on Investments from unaffiliated issuers	42,530,377
Net realized (gain)/loss on Investments from affiliated issuers	(458,336)
Net realized (gain)/loss on securities sold short	(351,078)
Net change in unrealized appreciation on affiliated investments	(175,495,449)
Net change in unrealized appreciation on investments in unaffiliated investments, securities sold short, futures and written options contracts	(41,128,549)
(Increase)/decrease in dividends and interest receivable	201,858
(Increase)/decrease in due from custodian	(192,493)
(Increase)/decrease in prepaid expenses and other assets	742,880
(Increase)/decrease in reclaim receivable	(1,249,593)
Increase/(decrease) in due to broker	(5,687,196)
Increase/(decrease) in payable for admin fees	2,048
Increase/(decrease) in payable for investment advisory fees	102,748
Increase/(decrease) in payable upon receipt of securities on loan	26
Increase/(decrease) in payable due to custodian	110,037
Increase/(decrease) in payables for audit fees	(390,750)
Increase/(decrease) in payable for interest expense and commitment fees	60,110
Increase/(decrease) in accrued expenses and other liabilities	(7,233)

Net cash flow provided by operating activities	38,066,379

Cash Flows Used In Financing Activities:
Proceeds from issuance of cumulative preferred shares	83,251,723
Payments on notes payable	(2,500,000)
Distributions paid in cash	(20,070,058)
Payments on shares redeemed	(105,001,454)
Proceeds from shares sold	(71,698)

Net cash flow used in financing activities	(44,391,487)

Effect of exchange rate changes on cash	—

Net Decrease in Cash	(6,325,108)

Cash, Cash Equivalents, Foreign Currency and Restricted Cash:
Beginning of period	9,003,679

End of period	2,678,571

End of Year Cash Balances
Cash and Cash Equivalents	2,238,121
Restricted Cash	440,450

End of Year	2,678,571

Supplemental disclosure of cash flow information:
Reinvestment of distributions	2,130,609

Cash paid during the period for interest expense and commitment fees	2,371,293

See accompanying Notes to Consolidated Financial Statements.	13

CONSOLIDATED FINANCIAL HIGHLIGHTS

NexPoint Diversified Real Estate Trust

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended December 31,
	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$17.32	$21.23	$23.74	$26.02	$25.89

Income from Investment Operations:

Net investment income(a)	2.02	0.39	0.65	0.75	0.93

Preferred dividend expense	(0.12)	—	—	—	—

Net realized and unrealized gain (loss)	4.68	(3.05)	0.97	0.83	2.88

Total from Investment Operations	6.58	(2.66)	1.62	1.58	3.81

Less Distributions Declared to Common Shareholders:

From net investment income	(0.01)	(0.32)	(0.38)	(0.77)	(2.39)

From return of capital	(0.59)	(0.93)	(2.02)	(1.63)	(0.01)

Total distributions declared to Common Shareholders	(0.60)	(1.25)	(2.40)	(2.40)	(2.40)

Issuance of Common Shares(c)

Shares issued	—	—	(1.73)	(1.46)	(1.28)

Capital Share Transactions:

Retirement of Tendered Shares	1.27	—	—	—	—

Net Asset Value, End of year(h)	$24.57	$17.32	$21.23	$23.74	$26.02

Market Value, End of year	$13.58	$10.52	$17.71	$19.93	$25.29

Market Value Total Return(d)	35.18%	(33.42)%	4.76%	(8.93)%	27.31%

Ratios to Average Net Assets / Supplemental Data:

Net Assets, End of Period (000’s)	$911,208	$790,825	$973,639	$767,711	$592,309

Common Shares Information at End of Period:

Ratios based on average net assets of Common Shares:

Gross operating expenses(e)	2.59%	2.54%	3.25%	2.65%	2.58%

Net investment income	9.70%	2.18%	2.91%	3.02%	3.69%

Ratios based on average Managed Assets (as defined in Note 8) of Common Shares:

Gross operating expenses(e)	2.15%	2.12%	2.48%	2.14%	2.21%

Net investment income	8.08%	1.82%	2.23%	2.44%	3.16%

Portfolio turnover rate(f)	29%	20%	63%	48%	36%

Average commission rate paid(g)	$0.0129	$0.0217	$0.0029	$0.0263	$0.0286

(a)	Net investment income per share was calculated using average shares outstanding during the period.
(b)	Less than 0.005%.
(c)

Shares issued at a discount to Net Asset Value (“NAV”). The per share impact was derived by computing (A) the number of shares issued times (B) the difference between the net proceeds per share and NAV divided by (C) the total shares outstanding following the share issuance.

(d)	Based on market value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s Dividend Reinvestment Plan.
(e)	Supplemental expense ratios are shown below:
(f)	Excludes in-kind activity
(g)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged
(h)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

14	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)

NexPoint Diversified Real Estate Trust

	For the Years Ended December 31,
	2021	2020	2019	2018		2017

Ratios based on average net assets of Common Shares:

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.59%	2.55%	3.25%	2.65%		2.58%

Interest expense and commitment fees	0.90%	0.57%	1.22%	0.90%		0.69%

Dividends and fees on securities sold short	—%	0.01%	—%	—	%(c)	—	%(c)

Ratios based on average Managed Assets of Common Shares:

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.15%	2.11%	2.48%	2.14%		2.21%

Interest expense and commitment fee	0.75%	0.47%	0.93%	0.73%		0.59%

Dividends and fees on securities sold short	—%	0.01%	—%	—	%(c)	—	%(c)

Borrowings at end of period excluding Preferred Shares:

Aggregate Amount Outstanding*	42,500,000	45,000,000	322,977,746	244,107,979		31,933,494

Asset Coverage Per $ 1,000*	22,440	18,573.88	3,924.04	4,144.97		19,548.21

Aggregate Amount Outstanding including Preferred Shares*	125,751,723	—	—	—		—

Asset Coverage Per $ 1,000 including Preferred Shares*	8,246	—	—	—		—

*	See Note 7 for further details.

See accompanying Notes to Consolidated Financial Statements.	15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2021	NexPoint Diversified Real Estate Trust

Note 1. Organization

NexPoint Diversified Real Estate Trust (formerly NexPoint Strategic Opportunities Fund) (the “Company”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. This report includes information for the period ended December 31, 2021. The Company trades on the New York Stock Exchange (“NYSE”) under the ticker symbol NHF. The Company may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Company commenced operations on June 29, 2006. NexPoint Advisors, L.P. (“NexPoint” or “the Investment Adviser”), an affiliate of Highland Capital Management Company Advisors, L.P. (“Highland”), is the investment adviser and administrator to the Company.

On November 8, 2021, the Company changed its name from NexPoint Strategic Opportunities Fund to NexPoint Diversified Real Estate Trust.

The Company is in the process of converting to a diversified real estate investment trust (“REIT”). On August 28, 2020, shareholders approved the conversion proposal and amended the Company’s fundamental investment policies and restrictions to permit the Company to pursue its new business. The Company is realigning its portfolio so that it will no longer be an “investment company” under the Investment 1940 Act. On March 31, 2021, the Company filed an application with the SEC for an order under the 1940 Act declaring that the Company is no longer an investment company (the “Deregistration Order”). During the SEC’s review process, the Company will continue to be structured as a registered closed-end investment company. The Company has repositioned its investment portfolio sufficient to achieve REIT tax status and is operating during its 2021 taxable year so that it may qualify for taxation as a REIT.

On January 8, 2021, the Company announced the final results of its Exchange Offer, pursuant to which the Company purchased the Company’s Common Shares in exchange for consideration consisting of approximately 20% cash and 80% newly-issued 5.50% Series A Cumulative Preferred Shares, liquidation preference $25.00 per share (“Series A Preferred Shares”). The Series A Preferred Shares were listed on the New York Stock Exchange (NYSE: NHF PR A) on January 8, 2021. Pursuant to the terms of the Exchange Offer, the Company purchased 8,750,121.132 Common Shares at a price of $12.00 per Common Share, for an aggregate purchase price of approximately $105 million. Upon retirement of the repurchased shares, the net asset value was $152 million, or $17.41 per share.

As part of the Exchange Offer consideration, the Company issued 3,359,593 Series A Preferred Shares, with an aggregate liquidation preference of $83,989,825. The remainder of the Exchange Offer consideration consisted of approximately $21 million in cash. Egan-Jones Ratings Company assigned an investment grade corporate rating of BBB- to the Series A Preferred Shares and a rating of BBB to the Company. Dividends and distributions on the Series A Preferred Shares are cumulative from their original issue date at the annual rate of 5.50% of the $25.00 per share liquidation preference and will be payable quarterly on March 31, June 30, September 30 and December 31 of each year, beginning with the first payment on March 31, 2021.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Company in the preparation of its financial statements.

Basis of Consolidation

The Company consolidates NHF TRS, LLC (the “NHF TRS”), a Delaware wholly owned subsidiary, for financial reporting. NHF TRS is a taxable REIT subsidiary created to hold investments that would otherwise disqualify, or potentially disqualify, electing REIT tax status beginning in 2021 if held directly by the Company, as well as a part of the Deregistration Order which is included within the consolidated financial statements of the Company. All inter-company accounts and transactions have been eliminated in the consolidation. The Company is the sole shareholder of the NHF TRS, and it is intended that the Fund will remain the sole shareholder and will continue to wholly own and control the NHF TRS. NHF TRS will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures as the Company when viewed on a consolidation.

Use of Estimates

The Company is an investment company that follows the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies applicable to investment companies.

The Company’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the Investment Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases or

16	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Company Valuation

The net asset value (“NAV”) of the Company’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Company’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

The Company’s investments are recorded at fair value. In computing the Company’s net assets attributable to its common shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies and procedures adopted by the Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Company’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board. Securities for which market quotations are not readily available, or for which the Company has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the

Company’s NAV, will be valued by the Company at fair value, as determined by the Board or its designee in good faith in accordance with policies and procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Company’s NAV will reflect the affected portfolio securities’ fair value as determined by Board or its designee in good faith as described above instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Company’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Company. The NAV shown in the Company’s financial statements may vary from the NAV published by the Company as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Deferred Financing Costs on the Preferred Stock

Deferred financing costs on the preferred shares consist of fees and expenses incurred in connection with the closing of the preferred stock offerings, and are capitalized at the time of payment. Based on ASC 480-10-S99, preferred stock that, by its terms, is contingently redeemable upon the occurrence of an event that is outside of the issuer’s control should be classified as mezzanine equity; therefore, these costs are only amortized once it is probable the shares will become redeemable. As of December 31, 2021, the Company is compliant with all contingent redemption provisions of the preferred offering, therefore the financing costs are currently unamortized until probable. Deferred financing costs of $738,102 are presented net with the mezzanine equity on the Consolidated Statement of Assets and Liabilities.

Issuer	Shares at December 31, 2020	Beginning Value as of December 31, 2020	Issuance Net Liquidation Value	Deferred Issuance Costs	Paydowns	Balance net of Deferred Financing Costs at December 31, 2021	Shares at December 31, 2021
Cumulative preferred shares (series A)	—	$—	$83,989,825	$738,102	$—	$83,251,723	3,359,593

Annual Report	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

Fair Value Measurements

The Company has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Company’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Company has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Company has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of December 31, 2021, the Company’s investments consisted of senior loans, repurchase agreement, collateralized loan obligations, corporate bonds and notes, foreign bonds and notes, sovereign bonds, common stocks, preferred stocks, warrants, LLC Interests and securities sold short. The fair value of the Company’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds, and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Company’s common stocks, preferred stocks, exchange-traded funds, other registered investment companies and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Company’s real estate investments include equity interests in limited liability companies and equity issued by Real Estate Investment Trusts (“REITs”) that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Company has classified the investments as Level 3 assets. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value

18	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the

Company may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Company’s assets and liabilities as of December 31, 2021, is as follows:

	Total value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
NexPoint Diversified Real Estate Trust
Assets
Common Stock
Communication Services	$40,033,242	$—	$40,033,242	$—
Energy	1,439,360	1,439,360	—	—
Financial	58,240,347	—	—	58,240,347
Gaming/Leisure	2,552,497	—	—	2,552,497
Healthcare	3,777,837	3,777,837	—	—
Industrials	1,667,568	—	—	1,667,568
Materials	426,880	426,880	—	—
Real Estate	186,240,870	19,973,470	—	166,267,400	(1)
Real Estate Investment Trust	553,388,370	—	—	553,388,370
Utilities	1,025,857	1,025,857	—	—	(1)
Preferred Stock
Financial	101,784,234	—	51,912,304	49,871,930
LLC Interest	71,294,800	—	—	71,294,800
U.S. Senior Loans
Gaming/Leisure	13,414,012	—	—	13,414,012	(1)
Utilities	92,791	—	—	92,791
Collateralized Loan Obligations	6,319,000	—	3,213,750	3,105,250
Warrants
Energy	180,142	—	180,142	—
Corporate Bonds & Notes
Communication Services	79,206	—	79,206	—
Sovereign Bonds	27,644	—	27,644	—
Foreign Corporate Bonds & Notes
Healthcare - Netherlands	—	—	—	—	(1)
Repurchase Agreements	26	26	—	—
Cash Equivalents	2,157,058	2,157,058	—	—

Total Assets	1,044,141,741	28,800,488	95,446,288	919,894,965

Liabilities
Securities Sold Short
Common Stock
Information Technology	(429,896)	(429,896)	—	—

Total Liabilities	(429,896)	(429,896)	—	—

Total	$1,043,711,845	$28,370,592	$95,446,288	$919,894,965

(1)	This category includes securities with a value of zero.

Amounts designated as “—“ are $0.

Annual Report	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

The table below sets forth a summary of changes in the Company’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the year ended December 31, 2021.

	Balance as of December 31, 2020		Transfers into Level 3	Transfers out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ Losses	Change in Unrealized Gains/ (Losses)	Net Purchases	Net (Sales)		Distribution to Return of Capital	Balance as of December 31, 2021	Change in Unrealized Appreciation (Depreciation) from Investments at December 31, 2021
NexPoint Diversified Real Estate Trust
U.S. Senior Loan
Communication Services	$25,824,939		$—	$—	$(1,153)	$—	$2,158	$2,239,535	$(28,065,479	)(2)	$—	$—	$—
Gaming/Leisure	13,884,722		—	—	—	—	(34,680)	—	(436,030	)(3)	—	13,414,012	12,410
Real Estate	34,721,607		—	—	—	—	—	4,000,000	(38,721,607	)(2)	—	—	—
Utilities	—		151,244	—	—	—	(58,453)	—	—		—	92,791	(58,453)
Corporate Bonds & Notes
Energy	—	(1)	—	—	—	(15,467,820)	15,467,820	—	—		—	—	—
Preferred Stock
Financial	41,304,066		2,161,475	(1,050,000)	—	—	7,456,389	—	—		—	49,871,930	7,222,389
Real Estate	25,149,799		—	—	—	—	(6,679,613)	—	(18,470,186	)(2)	—	—	—
Real Estate Investment Trust	—	(1)	—	—	—	(1,107,541)	1,167,219	—	—		(59,678)	—	—
LLC Interest	—
Real Estate	153,742,923		—	—	—	—	3,071,380	—	(85,519,503	)(2)	—	71,294,800	9,403,475
Collateralized Loan Obligation	4,623,353		—	—	100,246	(8,456,674)	8,521,826	—	(1,683,501)		—	3,105,250	16,254
Common Stock
Communication Services	43,813,706		—	—	—	—	(9,724,242)	—	(34,089,464	)(2)	—	—	—
Financial	51,366,085		—	—	—	—	2,387,750	4,486,512	—		—	58,240,347	2,387,749
Gaming/Leisure	2,259,265		—	—	—	—	293,232	—	—		—	2,552,497	293,232
Industrials	—		1,096,000	—	—	—	571,568	—	—		—	1,667,568	571,568
Real Estate	70,541,460		—	—	—	65	97,454,998	86,172,016	(46,324,841)		(41,576,298)	166,267,400	58,043,946
Real Estate Investment Trust	185,772,302		—	—	—	—	62,990,891	341,559,945	(26,780,055	)(2)	(10,154,713)	553,388,370	65,865,282
Utilities	—	(1)	—	—	—	—	—	—	—		—	—	—
Foreign Corporate Bonds & Notes
Healthcare - Netherlands	—	(1)	—	—	—	—	—	—	—		—	—	—

Total	$653,004,227		$3,408,719	$(1,050,000)	$99,093	$(25,031,970)	$182,888,244	$438,458,008	$(280,090,666)		$(51,790,689)	$919,894,965	$143,757,852

(1)	This category includes securities with a value of zero.

Amounts designated as “—“ are $0.

(2)	No realized gain/loss due to in-kind transfers to subreits.
(3)	No realized gain/loss due to paydown at par

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the year ended December 31, 2021, there was one U.S. Senior Loan position, one Preferred Stock position, and one Common Stock position that transferred in to Level 3. These transfers into Level 3 are primarily related to the positions becoming very thinly traded/quoted and highly illiquid during the year, resulting in transfers into Level 3. There was one Preferred Stock position that transferred out of Level 3.

20	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

This transfer is due to the increased availability of broker quotes during the year. Determination of fair value is uncertain because it involves subjective judgments and estimates that are unobservable.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at December 31, 2021	Valuation Technique	Unobservable Inputs	Range Input Value(s) (Average Input Value)
Common Stock	$782,116,182	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.09 - $0.95 ($0.52)
			Multiple of EBITDA	2.75x - 3.75x (3.25x)
			NAV / sh multiple	0.75x - 1.00x (0.875x)
			Value per Acre Multiple	$1,600 - $1,800 ($1,700)
		Discounted Cash Flow	Discount Rate	6.0% - 30.0% (11.53%)
		Transaction Indication of Value	Enterprise Value ($mm)	$841.00
			Offer Price per Share	$1.10
		Direct Capitalization Method	Capitalization Rates	5.25% - 9.25% (7.88%)
		Net Asset Value	N/A	N/A
		NAV Approach	Discount Rate	10%
			Valuation of Underlying Investments	N/A
Preferred Stock	49,871,930	Third Party Indication of Value	Broker Quote	Various
LLC Interest	71,294,800	Discounted Cash Flow	Discount Rate	1.49% - 5.43% (3.46%)
		NAV Approach	Ownership Structure	N/A
U.S. Senior Loans	13,506,803	Discounted Cash Flow	Discount Rate	9.25% - 15.50% (11.92%)
		Transaction Indication of Value	Net purchase price ($mm)	$6.36
		Third Party Indication of Value	Broker Quote	Various
Collateralized Loan Obligation	3,105,250	Third Party Indication of Value	Broker Quote	Various

Total	$919,894,965

In addition to the unobservable inputs utilized for various valuation methodologies, the Company frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Company assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 25% to as high as 75% as of December 31, 2021. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

The significant unobservable inputs used in the fair value measurement of the Company’s U.S. Senior Loans are the discount rate, net purchase price, and broker quote. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable input used in the fair value measurement of the Company’s LLC interests is the discount rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement. The significant unobservable input used in the fair value measurement of the Company’s Preferred Stock and Collateralized Loan Obligations is the broker quote. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Company’s common stock are the price/MHz-PoP multiple, EBITDA multiple, NAV per share multiple, value per acre multiple, discount rate, enterprise value, offer price per share, and capitalization rates. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are

Annual Report	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income and PIK are recorded on the accrual basis.

Accretion of discount on taxable bonds and loans are computed to the maturity date, while amortization of premium on taxable bonds and loans is computed on the earliest call date, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Company’s understanding of the applicable country’s tax rules and rates.

Return of Capital Reclassification

Adjustment to income associated with return of capital from income received in prior period. Information related to these adjustments was not received until after the finalization of the prior period financial statements.

U.S. Federal Income Tax Status

The Company is treated as a separate taxpayer for U.S. federal income tax purposes. The Company intends to elect taxation as a “real estate investment trust” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended, in 2021 and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Company intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Company should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded for the Company. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended December 31, 2021, there were none.

The Company owns a consolidated Taxable REIT Subsidiary (“TRS”) for which an income tax provision has been prepared. As of December 31, 2021, significant components of the TRS’s net deferred tax assets and liabilities were as follows:

Total
Net unrealized losses (gains) on investments	$10,717,060
Net operating loss carryforward	—
Capital loss carryforward	440,799

Total deferred tax assets	11,157,859
Valuation allowance	(11,157,859)

Total DTA, net of valuation allowance	$—

As of December 31, 2021, the TRS has tax attributes that carryforward for varying periods. The TRS has a federal net operating loss carryforward of $441,528 as of January 1, 2021 which is expected to be utilized entirely in 2021 to offset taxable income. The TRS has a capital loss carryforward of $257,076 for capital losses incurred in 2020, which will expire after December 31, 2025 if not utilized. The TRS is estimated to have a capital loss carryforward as of December 31, 2021 of $2,099,042 which includes an estimated $1,841,966 net capital loss generated in 2021. The estimated $1,841,966 of capital losses generated in 2021 will expire after December 31, 2026 if not utilized. The net capital loss generally can be carried forward five years to offset any capital gains realized during those years. The TRS has recorded a full valuation allowance in connection with the federal deferred tax assets. Management believes it is more likely than not that the tax benefits will not be recognized for the valuation allowance established. In the event a capital loss or net operating loss carryforward cannot be utilized within the carryforward periods, the TRS’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders. The TRS periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence and the criteria for whether it is more likely than not that the asset would be utilized under ASC 740. The TRS expects to be taxed at a rate of 21%. For the tax year ending December 31, 2021, the TRS is currently expected to incur a federal income tax liability of $947,933.

The Investment Adviser has analyzed the Company’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Company’s financial statements. The Company’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Company is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Company plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Company to maintain more stable monthly distributions and annual distributions, the Company may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. In certain years, this practice may result in the Company distributing, during a particular taxable year, amounts in excess of the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a return of capital to

22	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

shareholders. Shareholders of the Company will automatically have all distributions reinvested in Common Shares of the Company issued by the Company in accordance with the Company’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Consolidated Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Consolidated Statement of Cash Flows. The cash amount shown in the Consolidated Statement of Cash Flows is the amount included within the Company’s Consolidated Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s) and investments in money market funds deemed to be cash equivalents, and restricted cash posted as collateral in a segregated account or with broker-dealers.

Cash and Cash Equivalents

The Company considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Company also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Company expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report. These balances may exceed the federally insures limits under the Federal Deposit Insurance Corporation (“FDIC”).

Foreign Currency

Accounting records of the Company are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Company may sell securities short. A security sold short is a transaction in which the Company sells a security it does not own in anticipation that the market price of that security will decline. When the Company sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Company may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Company may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investment Portfolio for the Company. Cash held as collateral for securities sold short is classified as restricted cash on the Consolidated Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $440,450 was held with the broker for the Company.

When securities are sold short, the Company intends to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Company may use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Company will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Company exceeds 25% of the value of its total assets. The Company may make short sales “against the box” without respect to such limitations.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Conversion Costs

In conjunction with the shareholder proposal to convert the Company from an open-end fund to a REIT (see Note 1), the

Annual Report	23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

Company has incurred legal fees and other fees in preparation of this conversion. These conversion costs include both actual and estimated fees, and are included in the Consolidated Statement of Operations as conversion fees.

Note 3. Derivative Transactions

The Company is subject to interest rate risk in the normal course of pursuing its investment objectives. The Company enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Company may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Company may hold options, write option contracts, or both.

If an option written by the Company expires unexercised, the Company realizes on the expiration date a capital gain equal to the premium received by the Company at the time the option was written. If an option purchased by the Company expires unexercised, the Company realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when the Company desires. The Company will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Company will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Reverse Repurchase Agreements

The Company may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Company’s investment objective or policies. The Company did not hold any reverse repurchase agreements at December 31, 2021.

Additional Derivative Information

The Company is required to disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Company related to the derivatives. The Company did not have any derivative activity during the year.

Note 4. Securities Lending

Effective January, 7, 2020, the Investment Adviser entered into a securities lending agreement with The Bank of New York Mellon (“BNY” or the “Lending Agent”). Securities lending transactions are entered into by the Company under the Securities Lending Agreement, (“SLA”) which permits the Company, under certain circumstances such as an event of default, to offset amounts payable by the Company to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Company.

The following is a summary of securities lending agreements held by the Company, with cash collateral of overnight maturities and noncash collateral, which would be subject to offset as of December 31, 2021:

Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received(1)	Value of Non-Cash Collateral Received	Net Amount
$1,247,641	$26	$1,247,615	$—

(1)

Collateral received in excess of market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Consolidated Statement of Assets and Liabilities.

The value of loaned securities and related collateral outstanding at December 31, 2021, are shown in the Consolidated Investment Portfolio. The value of the collateral held may be temporarily less than that required under the lending contract. As of December 31, 2021, the cash collateral was invested in repurchase agreements with the following maturities:

Remaining Contractual Maturity of the Agreements, as of December 31, 2021

	Overnight and Continuous	<30 Days	Between 30 and 90 Days	>90 Days	Total
Repurchase Agreements	$26	$—	$—	$—	$26
U.S. Government Securities	$—	$—	$87,582	$1,190,043	$1,277,625

24	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

The Company could seek additional income by making secured loans of its portfolio securities through its custodian. Such loans would be in an amount not greater than one-third of the value of the Company’s total assets. BNY would charge a Company fees based on a percentage of the securities lending income.

The market value of the loaned securities is determined at the close of each business day of the Company and any additional required collateral is delivered to the Company, or excess collateral is returned by the Company, on the next business day.

The Company would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Company a loan premium fee. If the collateral consists of cash, BNY reinvests the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Company would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Company if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Company also could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to SLA, which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Company, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Company can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Company benefits from a borrower default indemnity provided by BNY. BNY’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) the consolidation of certain investments, certain investments organized as partnerships for tax purposes, investments organized as passive foreign investment companies for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions. Reclassifications are made to the Company’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on the NAV of the Company.

For the year ended December 31, 2021, permanent differences chiefly resulting from return of capital, partnerships, conversion and tax election adjustments were identified and reclassified among the components of the Company’s net assets as follows:

Paid-in Capital	Total Distributable Earnings (Loss)
$(143,876,905)	$143,876,905

For the year ended December 31, 2021, the Company’s most recent tax year end, components of distributable earnings on a tax basis are as follows:

Undistributable Investment Income	Accumulated Capital and Other Losses	Net Tax Appreciation / (Depreciation)
$—	$(171,873,594)	$169,161,815

For the year ended December 31, 2021, the Company had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would not be reflected in the Company’s taxable income.

Capital Loss Carryover
5-Year Expiration Short Term	$—
5-Year Expiration Long Term	124,533,242

Total	$124,533,242

Annual Report	25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020 (unless otherwise indicated) is as follows:

Distributions Paid From:	2021	2020
Ordinary Income(1)	$434,869	$14,413,750
Return of Capital	21,765,798	42,706,352

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation (depreciation) at December 31, 2021, based on cost of investments, short sales and foreign currency transactions for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation / (Depreciation)(1)	Cost
$253,414,300	$(84,252,485)	$169,161,815	$1,039,992,809

(1)

Any differences between book-basis and tax-basis net unrealized appreciation (depreciation) are primarily due to differences in consolidation of NHF TRS, LLC, and differences in NexPoint Real Estate Opportunities, LLC activity between book and tax. Additional book-tax differences are due to wash sales, non-taxable dividends, and partnership and REIT basis adjustments.

Note 6. Credit Agreements and Reverse Repurchase Agreement

Repurchase Agreement with Mizuho Securities

On September 25, 2018, the Company entered into an agreement with Mizuho Securities USA LLC (“Mizuho Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a master repurchase agreement and related annexes (collectively the “Repurchase Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Company is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Company may agree to sell securities or other assets to Mizuho Securities for an agreed upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from Mizuho Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. This creates leverage for the Company because the cash received can be used to purchase other securities. At December 31, 2021, the Company’s outstanding balance on the Mizuho Securities was $0. The Company did not enter into any Repurchase Agreements during the year.

Revolving Credit Agreement with KeyBank

On August 14, 2018, the Company, together with its wholly owned REIT subsidiaries, entered into an amended and restated revolving credit agreement (the “Revolving Credit Agreement”) with KeyBank, National Association (“KeyBank”)

whereby KeyBank agreed to loan the Company up to $75,000,000 until September 13, 2018, and $60,000,000 after September 14, 2018, with interest paid at a rate of LIBOR + 2.00%. The Company paid a commitment fee of $375,000 to KeyBank as a condition to closing.

On February 7, 2020, the Company amended the Revolving Credit Agreement to reduce the aggregate Commitments to $45,000,000.

On December 31, 2021, the Company entered into a waiver to the Revolving Credit Agreement pursuant to which KeyBank agreed to update the maturity date of the Revolving Credit Agreement to March 31, 2022, subject to extensions. The interest is paid at a rate of LIBOR + 2.00% .

As of December 31, 2021, the carrying value of the Revolving Credit Agreement was $22,500,000. The fair value of the outstanding Revolving Credit Agreement is estimated to be $22,515,023 and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 90-day risk free rate.

For the year ended December 31, 2021, the average daily note balance was $38,442,466 at a weighted average interest rate of 2.11%, excluding any commitment fee. The maximum borrowed amount during the year was $45,000,000. With respect to the note balance, interest expense of $820,251 and uncommitted balance fee of $0 are included in interest expense and commitment fees in the Consolidated Statement of Operations.

Credit Agreement with Raymond James

On January 8, 2021, the Company entered into a short-term credit agreement (the “Credit Agreement”) with Raymond James Bank, N.A. (“Raymond James”) whereby Raymond James agreed to loan the Company up to $30,000,000 until July 8, 2021, with interest paid at a rate of LIBOR + 3.50%. The Company paid a commitment fee of $600,000 to Raymond James as a condition to closing.

On September 30, 2021, the Company entered into a waiver and amendment to the Credit Agreement and to update the maximum amount to $20,000,000 and the maturity to March 6, 2022.

As of December 31, 2021, the carrying value of the Credit Agreement was $20,000,000. The fair value of the outstanding Revolving Credit Agreement is estimated to be $20,205,734 and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 90-day risk free rate.

For the year ended December 31, 2021, the average daily note balance was $25,858,543 at a weighted average interest rate of 3.61%, excluding any commitment fee. The maximum borrowed amount during the year was $30,000,000. With respect

26	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

to the note balance, interest expense of $924,845 and uncommitted balance fee of $600,000 are included in interest expense and commitment fees in the Consolidated Statement of Operations. Various real estate investments of the subsidiaries are pledged as collateral for the Credit Agreement.

Note 7. Asset Coverage

The Company is required to maintain 300% asset coverage with respect to amounts outstanding (excluding short-term borrowings) under its various leverage facilities. Additionally, the Fund is required to maintain 200% asset coverage with respect to the preferred share issuance as well as its various leverage facilities. Asset coverage is calculated by subtracting the Company’s total liabilities, not including any amount representing bank borrowings and senior securities, from the Company’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Company’s debt outstanding and asset coverage was as follows:

Date	Amount Outstanding Excluding Preferred Shares		% of Asset Coverage of Indebtedness Excluding Preferred Shares		Amount Outstanding Including Preferred Shares	% of Asset Coverage of Indebtedness Including Preferred Shares
12/31/2021	$57,500,000	(4)	1,637.3	%(4)	$140,751,723	747.4	%(4)
12/31/2020	45,000,000		1,858.3		N/A	N/A
12/31/2019	332,977,746	(3)	392.4	(3)	N/A	N/A
12/31/2018	244,107,979	(3)	414.5	(3)	N/A	N/A
12/31/2017	31,933,494		1,954.8		N/A	N/A
12/31/2016	124,983,081		431.9		N/A	N/A
12/31/2015	186,625,315	(1)	296.2	(1)(2)	N/A	N/A
12/31/2014	385,336,455		323.0		N/A	N/A
12/31/2013	318,500,000		327.5		N/A	N/A
12/31/2012	225,000,000		311.7		N/A	N/A

(1)	Excludes borrowings of $29,300,000 deemed to be short-term in nature.
(2)

The Company closes its net asset value daily, and using asset prices available at the time of the December 31, 2015 NAV close, the Company calculated asset coverage of greater than 300%. The Company received updated prices for certain instruments in January that were used for financial reporting purposes as part of this report. These updated prices pushed the percentage of asset coverage down to 296.2%. As of February 4, 2016, the date that the Company declared the February monthly dividend, the percentage of asset coverage was over 300%.

(3)

The KeyBank Bridge Agreement referenced in Note 6 is shared with two subsidiaries, of which the Company acts as a guarantor for the agreement. As such, an additional $4.6mm of the subsidiaries borrowings on the KeyBank Bridge Agreement is reflected in the asset coverage table for a comprehensive view of the Asset Coverage of Indebtedness percentage.

(4)

The Raymond James Credit Agreement referenced in Note 6 is shared with one subsidiary (NREO), of which the Company acts as a guarantor for the agreement. As such, an additional $15mm of the subsidiaries’ borrowings on the Raymond James Credit Agreement is reflected in the asset coverage table for a comprehensive view of the Asset Coverage of Indebtedness percentage.

Note 8. Investment Advisory, Administration and Trustee Fees

Investment Advisory Fee

The Investment Adviser to the Company receives an annual fee, paid monthly, in an amount equal to 1.00% of the average weekly value of the Company’s Managed Assets. The Company’s “Managed Assets” is an amount equal to the total assets of the Company, including any form of leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Company’s investment objectives and policies, and/or (iv) any other means. On occasion, the Investment Adviser voluntarily waives additional fees to the extent assets are invested in certain affiliated investments.

Administration Fee

The Investment Adviser provides administrative services to the Company. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Company’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to SEI Global Funds Services (“SEI”). The Investment Adviser pays SEI directly for these sub-administration services.

Fees Paid to Officers and Trustees

Each Trustee received an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex overseen by such Trustee based on relative net assets. The “Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report.

The Company pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings.

The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Annual Report	27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

Other Matters

HCMFA has entered into a Services Agreement (the “Services Agreement”) with Skyview Group (“Skyview”), effective February 25, 2021, pursuant to which HCMFA will receive administrative and operational support services to enable it to provide the required advisory services to the Company. The Investment Adviser, and not the Company, will compensate all Investment Adviser and Skyview personnel who provide services to the Company.

Indemnification

Under the Company’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Company may enter into contracts with service providers that contain a variety of indemnification clauses. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Company and, therefore, cannot be estimated.

Note 9. Disclosure of Significant Risks and Contingencies

The Company’s investments expose the Company to various risks, certain of which are discussed below. Please refer to the Company’s prospectus and statement of additional information for a full listing of risks associated with the Company’s investments.

Counterparty Risk

Counterparty risk is the potential loss the Company may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Company would record if its counterparties failed to perform pursuant to the terms of their obligations to the Company. Because the Company may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Company may be exposed to the credit risk of their counterparties. To limit the counterparty risk associated with such transactions, the Company conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Covenant-Lite Loans Risk

Loans in which the Company invests include covenant-lite loans, which carry more risk to the lender than traditional loans as they may contain fewer or less restrictive covenants on the borrower than traditionally included in loan documentation or may contain other borrower friendly characteristics. The Company may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant-lite loans and debt securities than its holdings of loans or securities with the usual covenants.

Emerging Markets Risk

Any investments in Emerging Market Countries (countries in which the capital markets are developing) may involve greater risks than investments in more developed markets and the prices of such investments may be more volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Company’s investments and the income they generate, as well as the Company’s ability to repatriate such amounts.

Equity Securities Risk

The risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Illiquid and Restricted Securities Risk

Certain investments made by the Company may be illiquid, and consequently the Company may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Company. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Company’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability. Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Company, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Company’s expense, the Company’s expenses would be increased. A high percentage of illiquid securities in a Company creates a risk that such a Company may not be able to redeem its shares without causing significant dilution to remaining shareholders.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the

28	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

Company can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A Company with a longer average portfolio duration will be more sensitive to changes in interest rates than a Company with a shorter average portfolio duration.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants have or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication date. Additionally, although regulators have encouraged the development and adoption of alternative rates, such as the Secured Overnight Financing Rate (“SOFR”), the future utilization of LIBOR or of any particular replacement rate remains uncertain.

Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. Further, uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. While the transition process away from LIBOR has become increasingly well-defined in advance of the expected LIBOR cessation dates, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Furthermore, the risks associated with the cessation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to alternative reference rates is not completed in a timely manner. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight US Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.

Leverage Risk

The Company may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Company purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Company’s use of leverage would result in a lower rate of return than if the Company were not leveraged.

Management Risk

The risk associated with the fact that the Company relies on the Investment Adviser’s ability to achieve its investment objective. The Investment Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Company holds, which may result in a decline in the value of fund shares and failure to achieve its investment objective.

LIBOR Transition and Associated Risk

Certain instruments held by the Company pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Annual Report	29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

Pandemics and Associated Economic Disruption

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally (“COVID-19”). This coronavirus has resulted in and may continue to result in the closing of borders, enhanced health screenings, distributions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks of disease, such as the coronavirus, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the Company’s ability to complete repurchase requests, and affect Company performance. Any such impact could adversely affect the Company’s performance, the performance of the securities in which the Company invests, lines of credit available to the Company and may lead to losses on your investment in the Company. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

The United States responded to the coronavirus pandemic and resulting economic distress with fiscal and monetary stimulus packages, including the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) passed in late March 2020. The CARES ACT provides for over $2.2 trillion in resources to small businesses, state and local governments, and individuals adversely impacted by the COVID-19 pandemic. In mid-March 2020, the U.S. Federal Reserve (the “Fed”) cut interest rates to historically low levels and announced a new round of quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, which added $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. In addition, the Fed extended credit to small- and medium-sized businesses. As the Fed “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Fed raises the federal funds rate, there is a risk that interest rates will rise, which could expose fixed-income and related markets to heightened volatility and could cause the value of a fund’s investments, and the fund’s NAV, to decline, potentially suddenly and significantly. As a result, the fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the fund’s performance. There is no assurance that the U.S. government’s support in response to COVID-19 economic distress will offset the adverse impact to securities in which the Company may invest and future governmental support is not guaranteed.

Preferred Share Risk

The risk associated with the issuance of preferred shares to leverage the common shares. When preferred shares are issued, the NAV and market value of the common shares become more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the preferred shares. The Company will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including higher advisory fees. Accordingly, the issuance of preferred shares may not result in a higher yield or return to the holders of the common shares. If the dividend rate and other costs of the preferred shares approach the net rate of return on the Company’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate and other costs of the preferred shares exceed the net rate of return on the Company’s investment portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Company had not issued preferred shares.

Preferred Stock Risk

Preferred stock, which may include preferred stock in real estate transactions, represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of creditors and owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking Company provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline. Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. The value of convertible preferred stock can depend heavily upon the value of

30	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.

Real Estate Industry Risk

Issuers principally engaged in real estate industry, including real estate investment trusts, may be subject to risks similar to the risks associated with the direct ownership of real estate, including: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.

REIT-Specific Risk

Real estate investments are subject to various risk factors. Generally, real estate investments could be adversely affected by a recession or general economic downturn where the properties are located. Real estate investment performance is also subject to the success that a particular property manager has in managing the property.

Risks Associated with Options on Securities

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When the Company writes a covered call option, the Company forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When the Company writes a covered put option, the Company bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Company could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Company received when it wrote the option. While the Company’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Company risks a loss equal to the entire exercise price of the option minus the put premium.

Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers

The Company may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Company. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Risks of Investing in Senior Loans

The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Company’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Company’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Due to this announcement, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Company or the financial instruments in which the Company invests cannot yet be determined.

Risks of Non-Diversification and Other Focused Strategies

While the Investment Adviser invests in a number of fixed income and equity instruments issued by different issuers and employs multiple investment strategies with respect to the Company’s investment portfolio, it is possible that a significant amount of the Company’s investments could be invested in the instruments of only a few companies or other

Annual Report	31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. The focus of the Company’s investment portfolio in any one issuer would subject the Trust to a greater degree of risk with respect to defaults by such issuer or other adverse events affecting that issuer, and the focus of the portfolio in any one industry or group of industries would subject the Company to a greater degree of risk with respect to economic downturns relating to such industry or industries. The focus of the Company’s investment portfolio in any one investment strategy would subject the Company to a greater degree of risk than if the Company’s investment portfolio were varied in its investments with respect to several investment strategies.

Reverse Repurchase Agreement Risk

The Company may enter into reverse repurchase transactions with BNP Securities or other banks and securities dealers. A reverse repurchase transaction is a repurchase transaction in which the Company is the seller of, rather than the investor in, securities or other assets and agrees to repurchase them at a date certain or on demand. Use of a reverse repurchase transaction may be preferable to a regular sale and later repurchase of securities or other assets because it avoids certain market risks and transaction costs. Reverse repurchase transactions involve the risk that the market value of securities and/or other assets purchased by the Company with the proceeds received by the Company in connection with such reverse repurchase transactions may decline below the market value of the securities the Company is obligated to repurchase under such reverse repurchase transactions. They also involve the risk that the counterparty liquidates the securities delivered to it by the Company under the reverse repurchase agreement following the occurrence of an event of default under the reverse repurchase agreement by the Company. At the time when the Company enters into a reverse repurchase transactions, liquid securities (cash, U.S. Government securities or other debt obligations) of the Company having a value at least as great as the Purchase Price of the securities to be purchased will be segregated on the books of the Company throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.

Securities Lending Risk

The Company may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Company and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Senior Loans Risk

The Company’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. As with any debt instrument, Senior Loans are generally subject to the risk of price declines and to increases in interest rates, particularly long term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior Loans may not mitigate price declines in a rising long term interest rate environment. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Company could sell a loan, and could adversely affect the Company’s income. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans. Although Senior Loans in which the Company will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of a default or that such collateral could be readily liquidated.

LIBOR is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association. LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. It’s used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. Due to manipulation allegations in 2012 and reduced activity in the financial markets that it measures, in July 2017, the Financial Conduct Authority, the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021. Please refer to “Interest Rate Risk” for more information.

Short Sales Risk

Short sales by the Company that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Company to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out

32	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Company may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Company might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If other short positions of the same security are closed out at the same time, a “short squeeze” can occur where demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Company will need to replace the borrowed security at an unfavorable price.

Structured Finance Securities Risk

A portion of the Company’s investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of mortgage loans or bonds or other assets. The Company and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. The riskiest securities are the equity tranche, which bears the bulk of defaults from the bonds or loans serving as collateral, and thus may protect the other, more senior tranches from default. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. A senior tranche typically has higher ratings and lower yields than the underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, other tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to previous defaults and the disappearance of protecting tranches, market anticipation of defaults and aversion to certain structured finance securities as a class.

Gain Contingency

Claymore Holdings, LLC, a partially-owned affiliate of the Company, is engaged in ongoing litigation that could result in a possible gain contingency to the Company. The probability, timing, and potential amount of recovery, if any, are unknown.

Valuation Risk

Certain of the Company’s assets are fair valued, including the Company’s investment in equity issued by TerreStar Corporation (“TerreStar”). TerreStar is a nonoperating company that does not currently generate substantial revenue and which primarily derives its value from licenses for use of two spectrum frequencies, the license with respect to one of which was granted a conditional waiver by the FCC on April 30, 2020. The fair valuation of TerreStar involved significant uncertainty as it is materially dependent on estimates of the value of both spectrum licenses.

Note 10. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the period ended December 31, 2021, were as follows:

	Other Securities
Purchases		Sales
$954,078,524		$1,065,999,102

Annual Report	33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

Note 11. Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a Company owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Company as of December 31, 2021:

Issuer	Shares at December 31, 2020	Beginning Value as of December 31, 2020	Purchases at Cost	Proceeds from Sales		Distribution to Return of Capital	Net Realized Gain/Loss on the Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of December 31, 2021	Shares at December 31, 2021	Affiliated Income
Majority Owned, Not Consolidated
NexPoint Real Estate Opportunities, LLC, REIT (Common Stocks)	147,179,635	$156,117,854	$341,559,945	—		(10,154,713)	$—	$65,865,284	$553,388,370	450,716,502	$14,542,527
NexPoint Real Estate Capital	131,663,561	63,627,732	620,000	—		(29,726,146)	—	11,420,842	45,942,428	133,495,360	650,000
Specialty Financial Products, Ltd. (Common Stocks)	48,258,624	51,294,091	4,486,513	—		—	—	2,318,395	58,098,999	52,478,547	400,000
Other Affiliates			—	—		—	—
SFR WLIF I, LLC	40,322,605	32,828,649	—	—		—	—	5,425,084	38,253,733	40,322,605	3,179,531
SFR WLIF II, LLC	26,968,904	22,089,420	—	—		—	—	3,650,241	25,739,661	26,968,904	2,139,400
SFR WLIF III, LLC	7,708,491	6,973,255	—	—		—	—	328,151	7,301,406	7,708,491	357,072
LLV Holdco LLC (U.S. Senior Loans, Common Stocks & Warrants)	11,763,530	16,021,295	—	(436,030	)(2)	—	—	232,470	15,817,735	11,327,500	366,943
NexPoint Residential Trust, Inc.	84,300	3,566,733	119,598	—		(120,165)	—	3,667,693	7,233,859	86,292	—
NexPoint Hospitality Trust	13,571,131	4,885,607	—	(39,861,961	)(1)	—	—	34,976,354	—	—	—
NREF OP I REIT	397,240	6,562,400	—	(7,944,794	)(1)	—	—	1,382,394	—	—	317,792
JCAP Holdco, LLC	86,369	91,851,599	—	(85,519,503	)(3)	—	—	(6,332,096)	—	—	—
NexPoint Real Estate Finance Operating Partnership, L.P.	3,247,510	53,648,860	—	(64,873,714	)(1)	—	—	11,224,854	—	—	3,085,134
TerreStar Corp. (U.S. Senior Loans & Common Stocks)	25,957,740	69,638,645	2,239,534	(62,156,096	)(1)	—	—	(9,722,083)	—	—	1,997,055

34	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

December 31, 2021	NexPoint Diversified Real Estate Trust

Issuer	Shares at December 31, 2020	Beginning Value as of December 31, 2020	Purchases at Cost	Proceeds from Sales		Distribution to Return of Capital	Net Realized Gain/Loss on the Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of December 31, 2021	Shares at December 31, 2021	Affiliated Income
United Development Funding IV	1,763,581	$2,028,118	$—	$(6,462,879)		$(458,336)	$458,336	$4,434,761	$—	—	$—
NexPoint Storage Partners, Inc.	—	—	85,519,503	—		(11,850,152)	—	46,655,621	120,324,972	86,369	—
Other Controlled			—	—		—	—
Allenby (Common Stocks)	663,296	1	4,384	—		—	—	(4,385)	—	667,680	—
Claymore (Common Stocks)	2,204,511	2	28,129	—		—	—	(28,131)	—	2,232,640	—
NREO Special Purpose LLC, Tranche A Term Loan, 1st Lien (U.S. Senior Loan)	34,721,607	34,721,607	4,000,000	(38,721,607	)(1)	—	—	—	—	—	470,834

Total	496,562,635	$615,855,868	$438,577,606	$(305,976,584)		$(52,309,512)	$458,336	$175,495,449	$872,101,163	726,090,890	$27,506,288

(1)	No realized gain/loss due to in-kind transfers to subreits.
(2)	No realized gain/loss due to paydown at par
(3)	No realized gain/loss due to acquisition transfer to NexPoint Storage Partners, Inc.

Note 12. Unconsolidated Significant Subsidiaries

In accordance with Regulation S-X and GAAP, the Company is not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which the Company has a controlling interest unless the business of the controlled subsidiary consists of providing services to the Company. In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Company evaluates its unconsolidated controlled subsidiaries as significant subsidiaries under the respective rules. As of December 31, 2021, NexPoint Real Estate Opportunities, LLC was considered a significant unconsolidated subsidiary under Regulation S-X Rule 4-08(g) and 3-09(a), while NexPoint Real Estate Capital, LLC and Specialty Financial Products Designated Activity Company did

not meet the qualifications of a significant subsidiary under either S-X Rule 4-08(g) or 3-09(a). All subsidiaries are wholly owned by the Company. Based on the requirements under Regulation S-X Rule 4-08(g) and 3-09(a), separate financial statements for NexPoint Real Estate Opportunties, LLC will be provided in the annual report filing.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Company through the date the consolidated financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these consolidated financial statements and accompanying notes.

Annual Report	35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of NexPoint Diversified Real Estate Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated investment portfolio, of NexPoint Diversified Real Estate Trust (formerly NexPoint Strategic Opportunities Fund) (the “Fund”) as of December 31, 2021, the related consolidated statements of operations and cash flows for the year then ended, and the consolidated statements of changes in net assets and the consolidated financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations and its cash flows for the year then ended, and the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended December 31, 2019, and prior, were audited by other auditors whose report dated April 10, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, agent banks, transfer agents, issuers, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 10, 2022

36	Annual Report

ADDITIONAL INFORMATION (unaudited)

December 31, 2021	NexPoint Diversified Real Estate Trust

Investment Objective and Strategy Overview

At a special meeting of shareholders on August 28, 2020, shareholders approved proposals (i) to change the Company’s business from a registered investment company that invests primarily in debt and equity securities to a diversified REIT, (ii) to amend the Company’s fundamental investment restrictions to permit the Company to engage in its new business (collectively, the “Conversion”), and (iii) to amend and restate the Company’s Agreement and Declaration of Trust. Although the Company has begun taking steps to implement the Conversion, it is still contingent upon regulatory approval and the ability to reconfigure the Company’s portfolio to attain REIT status and deregister as an investment company.

The Adviser has begun to realign the Company’s portfolio so that it is no longer an investment company under the 1940 Act and anticipates filing an application with the Securities Exchange Commission, or the SEC, for a deregistration order in the first quarter of 2021. The Adviser intends to sell certain of the Company’s existing investments and transition its portfolio into real estate and real estate related investments as opportunities within the new investment scope arise, subject to applicable compliance requirements and other business considerations.

Once the Conversion is fully implemented, it is expected that investments will be diversified among various commercial real estate property types and across the capital structure, including but not limited to: equity, mortgage debt, mezzanine debt and preferred equity. It is expected that property types will primarily include industrial, hospitality, net lease, retail, office, storage and healthcare and, to the extent currently owned, multifamily and single-family rentals; however, the Company would have the authority to invest without limitation in any property type.

The Company will invest primarily in real estate and real estate related assets; however, the Company may, to a limited extent, continue to hold, acquire or transact in certain non-real estate securities. To permit the Company to engage in its new business, the Company’s fundamental investment restrictions regarding purchasing and selling real estate and originating loans and certain of the Company’s fundamental investment restrictions have been amended to allow the Company to engage in its business as a diversified REIT. The following discussion reflects the Company’s investment strategy and policies as modified pursuant to shareholder approval on August 28, 2020.

Investment Strategy

As a diversified REIT, the Company’s primary investment objective will be to provide both current income and capital appreciation. The Company will seek to achieve this objective by investing among various commercial real estate property types and across the capital structure, including but not limited to: equity, mortgage debt, mezzanine debt and preferred equity. The Investment Adviser will focus on opportunistic investments in real estate properties with a value-add component and real estate credit. The objective will be to increase the cash flow and value of the Company’s properties, acquire properties with cash flow growth potential and achieve capital appreciation for shareholders through a value-add program. The Company will pursue real estate credit investments based on where the Investment Adviser believes the various real estate subsectors are within the broader real estate cycle and tactically allocate among these opportunities.

Underlying property types will primarily include industrial, hospitality, net lease, retail, office, storage and healthcare and, to the extent currently owned, multifamily and single- family rentals; however, the Company may invest without limitation in any property type.

The Company will invest primarily in real estate and real estate related assets; however, the Company may, to a limited extent, continue to hold, acquire or transact in certain non-real estate securities.

The Investment Adviser and the Board believe that a diversified investment approach is appropriate for the current market environment. However, to capitalize on investment opportunities at different times in the economic and real estate investment cycle, the Company may change its investment strategy from time to time. The Investment Adviser and the Board believe that the flexibility of the Company’s investment strategy and the experience and resources of the Investment Adviser and its affiliates, will allow the Company to take advantage of changing market conditions to provide both current income and generate capital appreciation. The Board will be able to modify such strategies without the consent of the shareholders to the extent that the Board determines that such modification is in the Company’s best interest.

Leverage Policies and Financing Strategy. To increase the returns on the Company’s investments, after issuance of the Deregistration Order, the Company plans to employ both direct and structural leverage on the Company’s property and debt investments, which we expect generally will not exceed, on a debt to equity basis, a ratio of 3-to-1, an increase from the ratio of 1-to-2 set by the 1940 Act.

Leverage will take the form of repurchase or margin facilities collateralized by our debt investments and mortgage debt collateralized by our property investments. At the REIT level the Company may have a revolving corporate credit facility, or may issue unsecured debt, mezzanine debt or preferred equity. The Company believes that the relationships the Investment Adviser and its affiliates, as well as other companies managed by the Investment Adviser’s affiliates (the

Annual Report	37

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

“NexPoint managed companies”), have with banks, life insurance companies, Freddie Mac and The Federal National Mortgage Association, or Fannie Mae, provide the Company with a unique opportunity to invest alongside quality sponsors and the largest multifamily lenders in the U.S.

The Company intends to use leverage, to the extent available, to make additional investments that may increase the Company’s potential returns. Although the Company is not required to maintain any particular leverage ratio, the amount of leverage the Company will use for particular investments will depend upon an assessment of a variety of factors, which may include the anticipated liquidity and price volatility of the Company’s assets, the potential for losses in the Company’s portfolio, the gap between the duration of the Company’s assets and liabilities, the availability and cost of financing the Company’s assets, the health of the U.S. economy and commercial real estate markets, the Company’s outlook for the level, slope and volatility of future interest rates, the credit quality of the Company’s borrowers and tenants, the collateral values underlying the Company’s assets and the Company’s outlook for market lending spreads relative to the LIBOR (or other applicable benchmark interest rate index) curve.

REIT Operations. The Company intends to operate to ensure that it establishes and maintains its qualification as a REIT for U.S. federal tax purposes and is not required to register as an investment company under the 1940 Act. The Company intends to regularly monitor the nature of the Company’s assets and the income they generate to ensure that at all times the Company maintain its tax qualification as a REIT and is not required to register as an investment company under the 1940 Act. The Board currently intends to review the Company’s transactions on a periodic basis to ensure compliance with these operating policies.

Distribution Policy. The Company intends to make monthly distributions to the Company’s shareholders of amounts that will, at a minimum, enable the Company to comply with the REIT provisions of the Code that generally require annual distributions of at least 90% of the Company’s REIT taxable income (other than net capital gains). The actual amount of such distributions will be determined on a monthly basis by the Board, taking into account, in addition to the REIT tax requirements, the Company’s cash needs, the market price for the Company’s Common Shares and other factors our Board considers relevant.

Operating Expenses. Operating expenses may increase as the Conversion becomes fully implemented following receipt of the Deregistration Order due to increased costs associated with sourcing additional real estate investments and costs associated with servicing those investments; however, these expenses are projected to be offset by higher projected income attributable to increased cash flows from leveraged real estate assets, resulting in higher projected net income per common share (thus supporting a potentially higher distribution rate in the long term).

During the Conversion period , the Investment Adviser will continue to implement the Company’s business strategies subject to the oversight of the Board, including: (a) performing all of our day-to-day activities as a public company operating as a diversified REIT; (b) sourcing, analyzing and closing the Company’s investments; (c) arranging the Company’s financings; (d) performing the Company’s asset management functions by monitoring the performance of the Company’s borrowers and the maintenance of the Company’s collateral; and (e) when necessary, enforcing the Company’s loan and security rights.

Policies with Respect to Certain Other Activities. The Company may raise additional funds through offerings of equity or debt securities or by retaining cash flow (subject to provisions in the Code concerning distribution requirements and the taxability of undistributed REIT taxable income) or a combination of these methods. If the Board determines to raise additional equity capital, it has the authority, without shareholder approval, to issue additional Common Shares or preferred shares of beneficial interest in any manner and on such terms and for such consideration as it deems appropriate, at any time.

In addition, to the extent available, the Company intends to borrow money to make investments that may increase the Company’s potential returns. The Company intends to use traditional forms of financing, including repurchase agreements, bank credit facilities (including revolving facilities and term loans), public or private debt issuances, securitizations and other sources of financing. The Company may also issue preferred equity which requires us to pay dividends at fixed or variable rates before we may pay distributions to our common shareholders. We expect that the Board will periodically review the Company’s investment guidelines and our portfolio and leverage strategies.

The Company may invest in equity or debt securities of other REITs or other entities engaged in real estate operating or financing activities, and may do so for the purpose of exercising control over such entities.

The Company does not intend to adopt a formal portfolio turnover policy. Subject to maintaining the Company’s qualification for taxation as a REIT under the Code for U.S. federal income tax purposes and our exemption from registration under the 1940 Act, the Company currently expects that it will typically hold investments for between two and 10 years. However, in order to maximize returns and manage portfolio risk while maintaining the financial capacity to undertake attractive opportunities that become available to

38	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

the Company, the Company may dispose of an asset earlier than anticipated or hold an investment longer than anticipated if we determined doing so to be appropriate based upon market conditions or other factors regarding a particular investment.

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Company are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Company, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Company and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Company and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Company and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Company, in some cases these activities may adversely affect the price paid or received by the Company or the size of the position obtained or disposed of by the Company.

Tax Information

For shareholders that do not have a December 31, 2021 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2021 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended December 31, 2021, the Company hereby designates the following items with regard to distributions paid during the year.

Return of Capital	Ordinary Income Distribution	Capital Gain Distribution	Total Distribution
98.04%	1.96%	0.00%	100.00%

Qualifying Business Income(1)
100.00%

(1)	The percentage in this column represents the amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information herein may differ from the information and distributions taxable to the shareholder from the calendar year ended December 31, 2021. Complete information will be computed and reported with your 2021 Form 1099-DIV.

Change in Independent Registered Public Accounting Firms

On June 8, 2020, the Company dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm, effective on such date. The decision to dismiss PwC was approved by the audit committee and by the full Board. On June 18, 2020, the Company approved the appointment of Cohen & Company Ltd. (“Cohen”) as the Company’s independent registered public accounting firm. Cohen was engaged by the Company on June 25, 2020.

PwC’s report on the financial statements for the fiscal years ended December 31, 2019 and December 31, 2018 did not contain any adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2019 and December 31, 2018 and the subsequent interim period through June 8, 2020, during which PwC served as the Company’s independent registered public accounting firm, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided PwC with a copy of the disclosures proposed to be made in this N-CSR and requested that PwC furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree. The PwC letter is attached hereto to as an exhibit.

Annual Report	39

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

During the fiscal years ended December 31, 2019 and December 31, 2018 and the subsequent interim period through June 8, 2020, neither Management, the Company nor anyone on its behalf, consulted Cohen regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company and no written report or oral advice was provided to the Company by Cohen or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Maxim Group LLC (“Maxim” or the “Plan Agent”), as agent for shareholders in administering the Plan, a registered owner will receive newly issued Common Shares for all dividends declared for Common Shares of the Company. If a registered owner of Common Shares elects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by Maxim, as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting Maxim, as dividend disbursing agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Company for them. The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered.

Whenever the Company declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent through receipt of additional unissued but authorized Common Shares from the Company (“newly issued Common Shares”). The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Declaration Date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. There will be no brokerage charges with respect to Common Shares issued directly by the Company.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold. The Company reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Company reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219; telephone (718) 921-8200.

Shareholder Loyalty Program

To promote loyalty and long-term alignment of interests among the Company’s shareholders, the Investment Adviser offers an incentive to shareholders that buy and hold the Company’s common shares for a period of at least twelve months through its Shareholder Loyalty Program (the “Program”). To participate in the Program, existing shareholders must open an account (the “Account”) with the Program’s administrator, American Stock Transfer & Trust Company (“AST”). Subsequently, if a participant makes contributions to the Account during a defined trading period to purchase shares, the Investment Adviser will make a corresponding contribution equal to 2% of the participant’s contributions. For example, if a participant contributes $10,000 to the Account during a defined trading period to purchase shares, the Adviser will make a corresponding contribution

40	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

of $200, to purchase additional shares for the participant (the “Bonus Shares”). In addition, Program participants will not be required to pay any customary selling commissions or distribution fees on the purchase of shares under the Program. The Investment Adviser will bear the costs of brokerage fees in connection with the Program. While the portion of the Company’s common shares that are acquired through the participant’s contribution will vest immediately, Bonus Shares will not vest until the first anniversary of the date that the Bonus Shares were purchased. Vested shares will be held in the Account and Bonus Shares will be held in an account at AST for the conditional benefit of the shareholder. Under the Program, participants must purchase a minimum of $10,000 worth of shares in the initial subscription and $5,000 in each subsequent subscription, unless the Investment Adviser, in its sole discretion, decides to permit subscriptions for a lesser amount. If the Company’s common shares are trading at a discount, AST will purchase common shares on behalf of participants in open-market purchases. If the Company’s common shares are trading at a premium, AST may purchase common shares on behalf of participants in open market purchases or the Company may sell common shares to the Shareholder Loyalty Program by means of a prospectus or otherwise. All dividends received on shares that are purchased under the Program will be automatically reinvested through the Program. A participant’s interest in a dividend paid to the holder of a vested share will vest immediately. A participant’s interest in a dividend paid to the holder of a Bonus Share will vest at the same time that the Bonus Share’s vesting requirements are met. In addition, for dividends paid to holders of shares that were purchased with a participant’s contributions, the Investment Adviser will make a corresponding contribution to the amount of the reinvested dividend equal to 2% of the dividend amount. AST maintains all shareholders’ accounts in the Program and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Program participant will be held by AST on behalf of the Program participant, and each shareholder proxy will include those shares purchased or received pursuant to a Program. AST will forward all proxy solicitation materials to participants and vote proxies for shares held under the Program in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, AST will administer the Program on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Program. The Company and the Investment Adviser reserve the right to amend or terminate the Program. To help align the interests of the Investment Adviser’s employees with the interests of the Company’s shareholders, the Investment Adviser offers a similar program to its employees. Participants in the Program should be aware that their receipt of Bonus Shares under the Program constitutes taxable income to them. In addition, such participants owe taxes on that portion of any distribution that constitutes taxable income in respect of shares of our common stock held in their Program accounts, whether or not such shares of common stock have vested in the hands of the participants. To the extent any payments or distributions under the Program are subject to U.S. federal, state or local taxes, the Company, any participating affiliate of the Company or the agent for the Program may satisfy its tax withholding obligation by (1) withholding shares of Stock allocated to the participant’s account, (2) deducting cash from the participant’s account or (3) deducting cash from any other compensation the participant may receive. Program participants should consult their tax advisers regarding the tax consequences to them of participating in the Program. The Program may create an incentive for shareholders to invest additional amounts in the Company. Because the Investment Adviser’s management fee is based on a percentage of the assets of the Company, the Program will result in increased net revenues to the Investment Adviser if the increase in the management fee due to the increased asset base offsets the costs associated with establishing and maintaining the Program.

Approval of NexPoint Diversified Real Estate Trust Investment Advisory Agreement

The Fund has retained NexPoint Advisors, L.P. (the “Investment Adviser”) to manage the assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the “Agreement”). The Agreement has been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees. The Agreement continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

During a telephonic meeting with the Investment Adviser held on August 12, 2021, and separately with independent counsel on September 1, 2021, the Board of Trustees considered information bearing on the continuation of the Agreement for an additional one-year period. The Board of Trustees further discussed and considered information with respect to the continuation of the Agreement at a Board meeting held on September 16-17, 2021.

At meetings held on October 25, 2021, the Board of Trustees, including the Independent Trustees, approved the continuance of the Agreement for a one-year period commencing on November 1, 2021. As part of its review process, the Board

Annual Report	41

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

of Trustees requested, through Fund counsel and independent legal counsel, and received from the Investment Adviser, various information and written materials, including: (1) information regarding the financial soundness of the Investment Adviser and the profitability of the Agreement to the Investment Adviser; (2) information on the advisory, legal and compliance personnel of the Investment Adviser, including ongoing updates regarding the Highland Capital Management L.P. (“HCMLP”) bankruptcy and compensation arrangements; (3) information regarding Skyview’s role as a service provider to the Investment Adviser pursuant to the services agreement between Skyview and the Investment Adviser (the “Skyview Services Agreement”) to assist the Investment Adviser in providing certain services to the Fund pursuant to Agreement and Administration Services Agreement between the Investment Adviser and the Fund, as well as information regarding the Investment Adviser’s oversight role over Skyview; (4) information on the internal compliance procedures of the Investment Adviser, including policies and procedures for personal securities transactions, conflicts of interest and with respect to cybersecurity, business continuity and disaster recovery; (5) comparative information showing how the Fund’s fees and operating expenses compare to those of other accounts of the Investment Adviser, if any, with investment strategies similar to those of the Fund; (6) information on the investment performance of the Fund, including a comparison of the Fund’s performance against that of other registered investment companies and comparable funds managed by the Investment Adviser that follow investment strategies similar to those of the Fund; (7) information regarding brokerage and portfolio transactions; and (8) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser, including relating to the HCMLP bankruptcy. After the August 2021 meeting and throughout the annual contract renewal process, including at the September 16-17, 2021 Board meeting, the Board of Trustees requested that the Investment Adviser provide additional information and written responses regarding various matters in connection with the Board of Trustees’ review and consideration of the Agreement. It was further noted that throughout the process, the Board of Trustees, including separately the Independent Trustees, had also met in executive sessions to further discuss the materials.

In addition, the Board of Trustees received an independent report from FUSE Research Network (“FUSE”), an independent third-party provider of investment company data, relating to the Fund’s performance and expenses compared to the performance and expenses of a group of funds deemed by FUSE to be comparable to the Fund (the “peer group”), and to a larger group of comparable funds (the “peer universe”). The Board of Trustees also received data relating to the Fund’s leverage and distribution rates as compared to its peer group.

The Board of Trustees discussed the materials provided by the Investment Adviser in detail over the course of multiple meetings, including the Investment Adviser’s responses to the Board of Trustees’ specific written questions, comparative fee and performance information and information concerning the Investment Adviser’s business and financial condition. The factors considered and the determinations made by the Board of Trustees in connection with the approval of the renewal of the Agreement with the Investment Adviser are set forth below but are not exhaustive of all matters that were discussed by the Board of Trustees.

The Board of Trustees’ evaluation process with respect to the Investment Adviser is an ongoing one. In this regard, the Board of Trustees also took into account discussions with management and information provided to the Board of Trustees at meetings of the Board of Trustees over the course of the year with respect to the services provided by the Investment Adviser to the Fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Investment Adviser with respect to the Fund. The information received and considered by the Board of Trustees in connection with the October 25, 2021 meeting and throughout the year was both written and oral.

The Board of Trustees reviewed various factors that were discussed in a legal memorandum provided by independent counsel regarding trustee responsibilities in considering the Agreement, the detailed information provided by the Investment Adviser and other relevant information. The Board of Trustees also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the effect of the COVID-19 pandemic on the Fund and the industry). Some of the factors that figured particularly in the Board of Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, the Board of Trustees’ conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board of Trustees’ ongoing regular review of fund performance and operations throughout the year. The Board of Trustees’ conclusions as to the approval of the Agreement were based on a comprehensive consideration of all information provided to the Board of Trustees without any single factor being dispositive in and of itself.

Throughout the process, the Board of Trustees had the opportunity to ask questions of and request additional information from the Investment Adviser. The Board of Trustees was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Board of Trustees also met separately without representatives of the Investment

42	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

Adviser present. The Independent Trustees were advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed continuation of the Agreement.

The nature, extent, and quality of the services to be provided by the Investment Adviser.

The Board of Trustees considered the Investment Adviser’s services as investment manager to the Fund.

The Board of Trustees considered the portfolio management services to be provided by the Investment Adviser under the Agreement and the activities related to portfolio management, including use of technology, research capabilities and investment management staff. The Board of Trustees also considered the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Board of Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser, including with respect to liquidity management. The Board of Trustees also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including compensation arrangements and with respect to valuation, cybersecurity, business continuity and disaster recovery. The Board of Trustees also considered the Investment Adviser’s risk management and monitoring processes. The Board of Trustees took into account the terms of the Agreement and considered that, the Investment Adviser, subject to the direction of the Board of Trustees, is responsible for providing advice and guidance with respect to the Fund and for managing the investment of the assets of the Fund. The Board of Trustees also took into account that the scope of services provided to the Fund and the undertakings required of the Investment Adviser in connection with those services, including with respect to its own and the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board of Trustees also considered operational, staffing and organizational changes with respect to the Investment Adviser over the prior year, including in connection with the transitions of certain shared services arrangements and the steps taken by the Investment Adviser to address such transitions, and the fact that there were no material operational or compliance issues with respect to the Fund or decrease in the level and quality of services provided to the Fund as a result. The Board of Trustees also considered the Investment Adviser’s regulatory history. The Board of Trustees also considered the Investment Adviser’s current litigation matters related to the HCMLP bankruptcy and took into account the Investment Adviser’s representation that such matters would not impact the quality and level of services the Investment Adviser will provide to the Fund under the Agreement.

The Investment Adviser’s services in coordinating and overseeing the activities of the Fund’s other service providers, as well of the services provided by Skyview to the Investment Adviser under the Skyview Services Agreement, were also considered. The Board of Trustees also evaluated the expertise and performance of the personnel of the Investment Adviser who performed services for the Fund throughout the year. They also considered the quality of the Investment Adviser’s compliance oversight program with respect to the Fund’s service providers. The Board of Trustees also considered both the investment advisory services and the nature, quality and extent of any administrative and other non-advisory services, including shareholder servicing and distribution support services that are provided to the Fund and its shareholders by the Investment Adviser and its affiliates, as well as considered the services provided by Skyview to the Investment Adviser under the Skyview Services Agreement. The Board of Trustees noted that the level and quality of services to the Fund by the Investment Adviser and its affiliates had not been materially impacted by the HCMLP bankruptcy and took into account the Investment Adviser’s representations that the level and quality of the services provided by the Investment Adviser and their affiliates, as well as of those services provided by Skyview to the Investment Adviser under the Skyview Services Agreement, would continue to be provided to the Fund at the same or higher level and quality.

The Board of Trustees also considered the significant risks assumed by the Investment Adviser in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Fund. The Board of Trustees also noted various cost-savings initiatives that had been implemented by the Investment Adviser with respect to the Fund and the other funds in the Highland complex over the years. The Board of Trustees considered the Investment Adviser’s financial condition and financial wherewithal. The Board of Trustees also considered the financial condition and operations of the Investment Adviser during the COVID-19 pandemic and noted that there had been no material disruption of the Investment Adviser’s services to the Fund and that the Investment Adviser had continued to provide the same level, quality and extent of services to the Fund.

The Board of Trustees also noted that on a regular basis it receives and reviews information from the Fund’s Chief Compliance Officer (CCO) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940. The Board of Trustees also took into account the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes.

In considering the nature, extent, and quality of the services provided by the Investment Adviser, the Board of Trustees

Annual Report	43

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

also took into account its knowledge of the Investment Adviser’s management and the quality of the performance of its duties, through discussions and reports during the preceding year and in past years.

The Board of Trustees concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Agreement, and that the nature and the quality of such advisory services supported the approval of the Agreement.

The Investment Adviser’s historical performance.

In considering the Fund’s performance, the Board of Trustees noted that it reviews at its regularly scheduled meetings information about the Fund’s performance results. The Board of Trustees considered the performance of the Fund as described in the quarterly and other reports prepared by management over the course of the year. The Board of Trustees noted that the Investment Adviser reviewed with the Board of Trustees on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board of Trustees reviewed the historical performance of the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. The Board of Trustees discussed the historical performance of the Fund and considered the relative performance of the Fund and its portfolio management team as compared to that of the Fund’s peer group as selected by FUSE, as well as comparable indices. Among other data, the Board of Trustees also received data with respect to the Fund’s leverage, discounts and distribution rates as compared to its peer group.

The Board of Trustees also reviewed and considered the FUSE report, which provided a statistical analysis comparing the Fund’s investment performance, expenses and fees to those of comparable funds for various periods ended June 30, 2021 and management’s discussion of the same, including the effect of current market conditions on the Fund’s more-recent performance. The Board of Trustees also received a review of the data contained in the FUSE report from representatives of FUSE. The Board of Trustees noted that while it found the data provided by FUSE, the independent third-party data provider, generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board of Trustees also took into account management’s discussion of the category in which the Fund was placed for comparative purposes, including any differences between the Fund’s investment strategy and the strategy of the funds in the Fund’s respective category, as well as compared to the peer group selected by FUSE. The Board of Trustees also took into account its discussions with management over the course of the year regarding factors that contributed to the performance of the Fund, including presentations with the Fund’s portfolio managers.

Among other data relating specifically to Fund’s performance, the Board of Trustees took note of FUSE’s explanatory note that the peer group and universe consists of other flexible allocation funds identified by FUSE. The Board of Trustees then considered that Fund outperformed (based on NAV) its benchmark index, the Credit Suisse Hedge Fund USD Index, over the one-, five-, and ten-year period and underperformed the index over the three-year period ended June 30, 2021. The Board of Trustees also considered that Fund outperformed the peer group median over the ten-year period and underperformed over the one-, three-, and five-year periods ended June 30, 2021. The Board of Trustees also took into account the unique mandate of the Fund as compared to the other funds in its peer group. The Board of Trustees also took into account management’s discussion of the Fund’s performance and actions taken with respect to the Fund, including the Fund’s ongoing conversion to a real estate investment trust. The Board of Trustees also took into account potential additional actions proposed to be taken to address the discount with respect to the Fund.

The Board of Trustees concluded that the Fund’s overall performance and other relevant factors, including the Investment Adviser’s actions to address any underperformance, supported the continuation of the Agreement with respect to the Fund for an additional one-year period.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund.

The Board of Trustees also gave consideration to the fees payable under the Agreement, the expenses the Investment Adviser incur in providing advisory services and the profitability to the Investment Adviser from managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser; (2) information regarding the total fees and payments received by the Investment Adviser for its services and, with respect to the Investment Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreement versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund and (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; and (4) information regarding the total fees and payments

44	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services with respect to the Fund under separate agreements and whether such fees are appropriate.

Among other data, the Board of Trustees considered that the Fund’s total net expenses were slightly higher than its peer group median and that its advisory fee was in line with its peer group median. The Board of Trustees took into account management’s discussion of the Fund’s expenses. The Board of Trustees noted that the Fund had reduced its fees and also noted the Fund’s current status and conversion to a REIT.

The Board of Trustees also considered the so-called “fall-out benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as Investment Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided, including administrative services provided to the Fund by the Investment Adviser pursuant to separate agreements, the benefits of scale from investment by the Fund in affiliated funds, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Board of Trustees concluded that the benefits received by the Investment Adviser and its affiliates were reasonable in the context of the relationship between the Investment Adviser and the Fund.

After such review, the Board of Trustees determined that the profitability to the Investment Adviser and its affiliates from their relationship with the Fund was not excessive.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders.

The Board of Trustees also considered the effect of the Fund’s growth in assets under management on its fees.

Among other data, the Board of Trustees examined the effect of the Fund’s growth in assets under management on various fee schedules and reviewed the FUSE report, which compared fees among peers. The Board of Trustees also generally noted that, if the Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board of Trustees concluded that the fee structures are reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board of Trustees determined to continue to review the ways and extent to which economies of scale might be shared between the Investment Adviser, on the one hand, and shareholders of the Fund, on the other.

Conclusion.

Following a further discussion of the factors above, it was noted that in considering the approval of the Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all factors and considerations, including those discussed above, the Board of Trustees, including separately, the Independent Trustees, unanimously agreed that the Agreement, including the advisory fee to be paid to the Investment Adviser, is fair and reasonable to the Fund in light of the services that the Investment Adviser provides, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

Annual Report	45

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

Trustees and Officers

The Board is responsible for the overall management of the Company, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Company, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Company is c/o Highland Capital Management Company Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, TX 75201.

The “Fund Complex,” as referred to herein consists of: each series of Highland Funds I (“HFI”), each series of Highland Funds II (“HFII”), Highland Global Allocation Fund (“GAF”), Highland Income Fund (“HFRO”), NexPoint Diversified Real Estate Trust (“NXDT”) (formerly NexPoint Strategic Opportunities Fund), NexPoint Real Estate Strategies Fund (“NRESF”), and NexPoint Capital, Inc. (the “BDC”), a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

			Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Trustee since December 2013; 3 year term (expiring at 2023 annual meeting).	Retired.	9	Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Sports Enterprise, Inc. (since January 2013); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); and Chairman; Director of First Capital Investment Corp. (from March 2017 to March 2018); and Director and Special Advisor to Vault Data, LLC (since February 2018).	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

46	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

Trustees and Officers

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Company Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

			Independent Trustees

Ethan Powell (6/20/1975)	Trustee; Chairman of the Board	Trustee since December 2013; Chairman of the Board since December 2013; 3 year term (expiring at 2022 annual meeting).	Principal and CIO of Brookmont Capital Management, LLC since May 2020; CEO, Chairman and Founder of Impact Shares LLC since December 2015; Trustee/Director of the Fund Complex from June 2012 until July 2013 and since December 2013 and Director of Kelly Strategic Management since August 2021.	9	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Fund Complex; significant administrative and managerial experience.

Bryan A. Ward (2/4/1955)	Trustee	Trustee since May 2006; 3 year term (expiring at 2022 annual meeting).	President, CrossFirst Bank Dallas since March 2021; Senior Advisor, CrossFirst Bank (from April 2019 to March 2021); Private Investor since 2015.	9		Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Funds Complex; significant administrative and managerial experience.

Annual Report	47

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2021	NexPoint Diversified Real Estate Trust

Trustees and Officers

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Company Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

			Independent Trustees

Edward Constantino (9/4/1946)	Trustee	Trustee since July 2020; 3 year term (expiring at 2023 annual meeting).		1	Director of Patriot Bank N.A. since 2010; Trustee and Audit Committee Chair of ARC Trust since June 2011; Director of NexPoint Residential Trust, Inc. (NYSE:NXRT) since March 2015; Trustee and Audit Committee Chair of VineBrook Real Estate Investment Trust since February 2019; Director of NexPoint Real Estate Finance, Inc (NYSE:NREF) since February 2020; Trustee and Audit Committee Chair of ARC III since October 2020; Trustee and member of the Finance and Investment Committee of St. Francis College in Brooklyn Heights, New York.	Significant experience with overseeing real estate-related and REIT investments, including NXRT, which spun out of the Fund in 2015, and NREF; significant accounting experience, particularly in the real estate field.

			Interested Trustee

John Honis (6/16/1958)	Trustee	Trustee since July 2013; 3 year term (expiring at 2024 annual meeting).	President of Rand Advisors, LLC since August 2013.	9	Manager of Turtle Bay Resort, LLC (August 2011 – December 2018); Manager of American Home Patient (November 2011 to February 2016).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

1

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. The Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

48	Annual Report

ADDITIONAL INFORMATION (unaudited) (concluded)

December 31, 2021	NexPoint Diversified Real Estate Trust

Trustees and Officers

Name and Date of Birth	Position(s) held with the Trust and Length of Time Served, Term of Office	Principal Occupation(s) During Past Five Years

Officers

James Dondero (6/29/1962)	President and Principal Executive Officer since May 2015; Indefinite Term.	Founder of NexPoint; Co-founder of Highland Capital Management, L.P. (“HCMLP”) and HCMFA; Chairman of the Board of NXRT since May 2015; President and a member of the investment committee of NexPoint Real Estate Finance since February 2020; Chief Executive Officer and director of NHT since December 2018; Portfolio Manager of NHF; GAF; HFRO; NexPoint Event Driven Fund (formerly Highland Healthcare Opportunities Fund) and NexPoint Merger Arbitrage Fund (each a series of HFI); Highland Small-Cap Equity Fund (a series of HFII); the BDC; and NRESF.

Dustin Norris (1/6/1984)	Executive Vice President since April 2019; Indefinite Term.	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Officer of the Fund Complex since November 2012.

Frank Waterhouse (4/14/1971)	Treasurer since May 2014; Principal Accounting Officer since October 2017; Principal Financial Officer since April 2021; Indefinite Term.	Chief Financial Officer of Skyview Group since February 2021; Chief Financial Officer and Partner of HCMLP from December 2011 and March 2015, respectively, to February 2021; Treasurer of the Highland Funds Complex since May 2015; Principal Financial Officer October 2017 to February 2021.

Will Mabry (7/2/1986)	Assistant Treasurer since April 2021; Indefinite Term.	Director, Fund Analysis of Skyview Group since February 2021. Prior to his current role at Skyview Group, Mr. Mabry served as Senior Manager – Fund Analysis, Manager – Fund Analysis, and Senior Fund Analyst for HCMLP.

Stephanie Vitiello (6/21/1983)	Secretary since April 2021; Chief Compliance Officer and Anti-Money Laundering Officer since November 2021; Indefinite Term.	Chief Compliance Officer and Counsel of Skyview Group since February 2021. Prior to her current role at Skyview Group, Inc., Ms. Vitiello served as Managing Director – Distressed, Assistant General Counsel, Associate General Counsel and In-House Counsel for HCMLP.

Rahim Ibrahim (8/17/1989)	Assistant Secretary since November 2021; Indefinite Term.	Compliance Analyst for Skyview Group since May 2021. Prior to his current role at Skyview Group, Mr. Ibrahim served as a Compliance Associate for Loring, Wolcott & Coolidge Trust, LLC from October 2019 until May 2021; Corporate Paralegal at Maples Group from April 2018 to October 2019; Associate Engagement Specialist- Compliance at Eze Software Group from June 2017 to April 2018.

Annual Report	49

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

NexPoint Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

American Stock Transfer & Trust Company, LLC 6201 15th Avenue

Brooklyn, NY 11219

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Company Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of NexPoint Diversified Real Estate Trust (the “Company”). As of January 1, 2021, paper copies of the Company’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on https://www.nexpoint.com/nexpoint/funds/nexpoint-diversified-real-estate-trust/ and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the Company or from your financial intermediary free of charge at any time. For additional information regarding how to access the Company’s shareholder reports, or to request paper copies by mail, please call shareholder services at 1-866-351-4440.

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities, and the Company’s proxy voting records for the most recent 12-month period ended December 31, are available (i) without charge, upon request, by calling 1-866-351-4440 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. The Company’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov. Shareholders may also obtain the Form N-PORT by visiting the Company’s website at www.nexpoint.com. On June 18, 2019 and July 15, 2020, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of the date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive officer and principal financial officer made certifications, included in filings with the SEC on Forms N-CSR relating to, among other things, the Company’s disclosure controls and procedures and internal controls over financial reporting, as applicable.

The Statement of Additional Information includes additional information about the Company’s Trustees and is available upon request without charge by calling 1-866-351-4440.

50	Annual Report

NexPoint Diversified Real Estate Trust

6201 15th Avenue

Brooklyn, NY 11219

NexPoint Diversified Real Estate Trust	Annual Report, December 31, 2021

www.nexpointadvisors.com	NHF-AR-1221

Item 2. Code of Ethics.

(a) NexPoint Diversified Real Estate Trust (formerly NexPoint Strategic Opportunities Fund) (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d) The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(e) Not applicable.

(f) The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit & Qualified Legal Compliance Committee of the Board (the “Audit Committee”), is an audit committee financial expert as defined by the U.S. Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $155,000 for the fiscal year ended December 31, 2020 and $155,000 for the fiscal year ended December 31, 2021.

Audit-Related Fees

(b)The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2021. The nature of the services related to agreed-upon procedures performed on the issuance of the auditors’ reports in connection with the Registrant’s 17F-2 security counts.

Tax Fees

(c)The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $19,000 for the fiscal year ended December 31, 2020 and $19,000 for the fiscal year ended December 31, 2021. The nature of the services related to assistance on the Registrant’s tax returns and excise tax calculations.

All Other Fees

(d)The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2021.

(e)(1) Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Audit Committee shall:

(a) have direct responsibility for the appointment, compensation, retention and oversight of the Registrant’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b) review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Registrant and all non-audit services to be provided by the independent auditors to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; and

(c) establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre- approval policies and procedures for such services; and

(d) review and consider whether the independent auditors’ provision of any non-audit services to the Registrant, the Registrant’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)100%

(c)100%

(d)N/A

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $520,000 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2021.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It is composed of the following Trustees, each of whom is not an “interested person” as defined in the 1940 Act:

Dr. Bob Froehlich

Ethan Powell

Bryan A. Ward

Edward Constantino

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Report to Shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NEXPOINT ADVISORS, L.P.

PROXY VOTING POLICY

Purpose and Scope

The purpose of these voting policies and procedures (the “Policy”) is to set forth the principles and procedures by which NexPoint Advisors, L.P. (the “Company”) votes or gives consents with respect to the securities owned by Clients for which the Company exercises voting authority and discretion.1 For avoidance of doubt, this includes any proxy and any shareholder vote or consent, including a vote or consent for a private company or other issuer that does not involve a proxy. These policies and procedures have been designed to help ensure that votes are cast in the best interests of Clients in accordance with the Company’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).

This Policy applies to securities held in all Client accounts (including Retail Funds and other pooled investment vehicles) as to which the Company has explicit or implicit voting authority. Implicit voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority to the Client.

1In any case where a Client has instructed the Company to vote in a particular manner on the Client’s behalf, those instructions will govern in lieu of parameters set forth in the Policy.

If the Company has delegated voting authority to an investment sub-adviser with respect to any Retail Fund, such sub-adviser will be responsible for voting all proxies for such Retail Funds in accordance with the sub-

adviser’s proxy voting policies. The Compliance Department, to provide oversight over the proxy voting by sub-advisers and to ensure that votes are executed in the best interests of the Retail Funds, shall (i) review the proxy voting policies and procedures of each Retail Fund sub-adviser to confirm that they comply with Rule 206(4)-6, both upon engagement of the sub-adviser and upon any material change to the sub-adviser’s proxy voting policies and procedures, and (ii) require each such sub-adviser to provide quarterly certifications that all proxies were voted pursuant to the sub-adviser’s policies and procedures or to describe any inconsistent votes.

General Principles

The Company and its affiliates engage in a broad range of activities, including investment activities for their own accounts and for the accounts of various Clients and providing investment advisory and other services to Clients. In the ordinary course of conducting the Company’s activities, the interests of a Client may conflict with the interests of the Company, other Clients and/or the Company’s affiliates and their clients. Any conflicts of interest relating to the voting of proxies, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which the Company votes all proxies is to vote in the best interests of each Client by maximizing the economic value of the relevant Client’s holdings, taking into account the relevant Client’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents and all other relevant facts and circumstances at the time of the vote. The Company does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

Voting Procedures

Third-Party Proxy Advisors

The Company may engage a third-party proxy advisor (“Proxy Advisor”) to provide proxy voting recommendations with respect to Client proxies. Proxy Advisor voting recommendation guidelines are generally designed to increase investors’ potential financial gain. When considering whether to retain or continue retaining any particular Proxy Advisor, the Compliance Department will ascertain, among other things, whether the Proxy Advisor has the capacity and competency to adequately analyze proxy issues. In this regard, the Compliance Department will consider, among other things: the adequacy and quality of the Proxy Advisor’s staffing and personnel; the robustness of its policies and procedures regarding its ability to (a) engage with issuers and ensure that its proxy voting recommendations are based on current and accurate information and (b) identify and address any conflicts of interest and any other considerations that the Compliance Department determines would be appropriate in considering the nature and quality of the services provided by the Proxy Advisor. To identify and address any conflicts that may arise on the part of the Proxy Advisor, the Compliance Department will ensure that the Proxy Advisor notifies the Compliance Department of any relevant business changes or changes to its policies and procedures regarding conflicts.

Third-Party Proxy Voting Services

The Company may utilize a third-party proxy voting service (“Proxy Voting Service”) to monitor holdings in Client accounts for purposes of determining whether there are upcoming shareholder meetings or similar corporate actions and to execute Client proxies on behalf of the Company pursuant to the Company’s instructions, which shall be given in a manner consistent with this Policy. The Compliance Department will oversee each Proxy Voting Service to ensure that proxies have been voted in a manner consistent with the Company’s instructions.

Monitoring

Subject to the procedures regarding Nonstandard Proxy Notices described below, the Compliance Department of the Company shall have responsibility for monitoring Client accounts for proxy notices. Except as detailed below, if proxy notices are received by other employees of the Company, such employees must promptly forward all proxy or other voting materials to the Compliance Department.

Portfolio Manager Review and Instruction

From time to time, the settlement group of the Company may receive nonstandard proxy notices, regarding matters including, but not limited to, proposals regarding corporate actions or amendments (“Nonstandard Proxy Notices”) with respect to securities held by Clients. Upon receipt of a Nonstandard Proxy Notice, a member of the settlement group (the “Settlement Designee”) shall send an email notification containing all relevant information to the Portfolio Manager(s) with responsibility for the security and [.com]. Generally, the relevant Portfolio Manager(s) shall deliver voting instructions for Nonstandard Proxy Notices by replying to the email notice sent to the

Portfolio Manager(s) and [                .com] by the Settlement Designee or by sending voting instructions to [                .com] and

[                .com]. Any conflicts for Nonstandard Proxy Notices should also be disclosed to the Compliance Department. In the event a

Portfolio Manager orally conveys voting instructions to the Settlement Designee or any other member of the Company’s settlement group,

that Settlement Designee or member of the Company’s settlement group shall respond to the original notice email sent to [                .com]

detailing the Portfolio Manager(s) voting instructions.

With regard to standard proxy notices, on a weekly basis, the Compliance Department will send a notice of upcoming proxy votes related to securities held by Clients and the corresponding voting recommendations of the Proxy Advisor to the relevant Portfolio Manager(s). Upon receipt of a proxy notice from the Compliance Department, the Portfolio Manager(s) will review and evaluate the upcoming votes and recommendations. The Portfolio Managers may rely on any information and/or research available to him or her and may, in his or her discretion, meet with members of an issuer’s management to discuss matters of importance to the relevant Clients and their economic interests. Should the Portfolio Manager determine that deviating from the Proxy Advisor’s recommendation is in a Client’s best interest, the Portfolio Manager shall communicate his or her voting instructions to the Compliance Department.

In the event that more than one Portfolio Manager is responsible for making a particular voting decision and such Portfolio Managers are unable to arrive at an agreement as to how to vote with respect to a particular proposal, they should consult with the applicable Chief Compliance Officer (the “CCO”) for guidance.

Voting

Upon receipt of the relevant Portfolio Managers’ voting instructions, if any, the Compliance Department will communicate the instructions to the Proxy Voting Service to execute the proxy votes.

Supplemental Information of Issuers

In the event that the Company becomes aware that an issuer has filed with the Securities and Exchange Commission (the “SEC”) supplemental information in response to a Proxy Advisor’s voting recommendation, sufficiently in advance of the submission deadline which would reasonably be expected to affect the Company’s voting determination, the Compliance Department will review such supplemental information and provide the supplemental information to the relevant Portfolio Manager(s). The Portfolio Manager shall communicate to the Compliance Department whether or not the previously provided voting instructions should be changed, and the Compliance Department document the extent to which the supplemental information was considered and/or impacted the voting.

Non-Votes

It is the general policy of the Company to vote or give consent on all matters presented to security holders in any vote, and these policies and procedures have been designated with that in mind. However, the Company reserves the right to abstain on any particular vote if, in the judgment of the CCO, or the relevant Portfolio Manager, the effect on the relevant Client’s economic interests or the value of the portfolio holding is insignificant in relation to the Client’s portfolio, if the costs associated with voting in any particular instance outweigh the benefits to the relevant Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Clients not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, a Portfolio Manager may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote proxies relating to certain foreign securities if, in his or her judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

Conflicts of Interest

The Company’s Compliance Department is responsible for monitoring voting decisions for any conflicts of interest, regardless of whether they are actual or perceived. All voting decisions contrary to the recommendation of a Proxy Advisor require a mandatory conflicts of interest review by the Compliance Department, which will include a consideration of whether the Company or any Portfolio Manager or other person recommending or providing input on how to vote has an interest in the vote that may present a conflict of interest.

In addition, all Company investment professionals are expected to perform their tasks relating to the voting of proxies in accordance with the principles set forth above, according the first priority to the best interest of the relevant Clients. If at any time a Portfolio Manager or any other investment professional becomes aware of a potential or actual conflict of interest regarding any particular voting decision, he or she must contact the Compliance Department promptly and, if in connection with a proxy that has yet to be voted, prior to such vote. If any investment professional is pressured or lobbied, whether from inside or outside the Company, with respect to any particular voting decision, he or she should contact the Compliance Department promptly. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the relevant Clients.

In the event of a conflict, the Company may choose to address such conflict by: (i) voting in accordance with the Proxy Advisor’s recommendation; (ii) the CCO determining how to vote the proxy (if the CCO approves deviation from the Proxy Advisor’s recommendation, then the CCO shall document the rationale for the vote); (iii) “echo voting” or “mirror voting” the proxy in the same proportion as the votes of other proxy holders that are not Clients; or (iv) with respect to Clients other than Retail Funds, notifying the affected Client of the material conflict of interest and seeking a waiver of the conflict or obtaining such Client’s voting instructions. Where the Compliance Department deems appropriate, third parties may be used to help resolve conflicts. In this regard, the CCO or his or her delegate shall have the power to retain fiduciaries, consultants or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Where a conflict of interest arises with respect to a voting decision for a Retail Fund, the Company shall disclose the conflict and the rationale for the vote taken to the Retail Fund’s Board of Directors/Trustees at the next regularly scheduled quarterly meeting. The Compliance Department will maintain a log documenting the basis for the decision and will furnish the log to the Board of Trustees.

Material Conflicts of Interest

The following relationships or circumstances are examples of situations that may give rise to a material conflict of interest for purposes of this Policy. This list is not exclusive or determinative; any potential conflict (including payments of the types described below but less than the specified threshold) should be identified to the Company’s Compliance Department:

(i)	The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

(ii)	The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

(iii)

The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

(iv)

The issuer is an entity in which an officer or partner of the Company or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

(v)

The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).

(vi)

Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

(vii)	The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

(viii)	Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.

The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

Recordkeeping

Following the submission of a proxy vote, the Registrant will maintain a report of the vote and all relevant documentation.

The Registrant shall retain records relating to the voting of proxies and the Company shall conduct due diligence, including on Proxy Voting Services and Proxy Advisors, as applicable, to ensure the following records are adequately maintained by the appropriate party:

(i)	Copies of this Policy and any amendments thereto.

(ii)	A current copy of the Proxy Advisor’s voting guidelines, as amended.

(iii)

A copy of each proxy statement that the Company receives regarding Client securities, including any supplemental information an issuer files with the SEC that the Company becomes aware of. The Company may rely on a third party to make and retain, on the Company’s behalf, a copy of a proxy statement, provided that the Company has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

(iv)

Records of each vote cast by the Company on behalf of Clients. The Company may satisfy this requirement by relying on a third party to make and retain, on the Company’s behalf, a record of the vote cast, provided that the Company has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

(v)	A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

(vi)

A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.2

Enforcement of this Policy

It shall be the responsibility of the Compliance Department to handle or coordinate the enforcement of this Policy. The Compliance Department will periodically sample proxy voting records to ensure that proxies have been voted in accordance with this Policy, with a particular focus on any proxy votes that require additional analysis (e.g., proxies voted contrary to the recommendations of a Proxy Advisor).If the Company has essentially immediate access to a book or record (on the Company’s proprietary system or otherwise) through a computer located at an appropriate office of the Company, then that book or record will be considered to be maintained at an appropriate office of the Company. “Immediate access” to books and records includes that the Company has the ability to provide promptly to the SEC examination staff hard copies of the books and records or access to the storage medium. The party responsible for the applicable books and records as described above shall also be responsible for ensuring that those books and records for the first two years are either physically maintained in an appropriate office of the Company or that the Company otherwise has essentially immediate access to the required books and records for the first two years.

If the Compliance Department determines that a Proxy Advisor or Proxy Voting Service may have committed a material error, the Compliance Department will investigate the error, taking into account the nature of the error, and seek to determine whether the Proxy Advisor or Proxy Voting Service is taking reasonable steps to reduce similar errors in the future.

In addition, no less frequently than annually, the Compliance Department will review the adequacy of this Policy to ensure that it has been implemented effectively and to confirm that this Policy continues to be reasonably designed to ensure that proxies are voted in the best interest of Clients.

Disclosures to Clients and Investors

As a matter of policy, the Company does not disclose how it expects to vote on upcoming proxies. Additionally, the Company does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The Registrant’s portfolio manager, who is primarily responsible for the day-to-day management of the Registrant’s portfolio, is James Dondero.

James Dondero —Mr. Dondero is the founder of NexPoint Advisors, L.P. (“NexPoint”) and co-founder of Highland Capital Management Fund Advisors, L.P. (“HCMFA”). Mr. Dondero has over 30 years of experience investing in credit and equity markets and has helped pioneer credit asset classes. Prior to founding NexPoint and HCMFA in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield bonds, emerging market debt, real estate, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Mr. Dondero received a BS in Commerce (Accounting and Finance) from the University of Virginia and is a Certified Managerial Accountant. Mr. Dondero has earned the right to use the Chartered Financial Analyst designation. He also serves as President of NexPoint Capital, Inc. and NexPoint Real Estate Strategies Fund. Mr. Dondero currently serves as Chairman for NexBank and serves on the Board of Directors of TexMark Timber Treasury, L.P., Metro-Goldwyn-Mayer and SeaOne Holdings, LLC,

NexPoint Residential Trust, Inc., NexPoint Hospitality Trust and NexPoint Real Estate Finance, Inc.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

The following table provides information about funds and accounts, other than the Registrant, for which the Registrant’s portfolio manager is primarily responsible for the day-to-day portfolio management as of December 31, 2021.

James Dondero

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	7	$2,200	1	$61
Other Pooled Investment Vehicles:	2	$3,750	2	$3,750
Other Accounts:	—	$—	—	$—

Potential Conflicts of Interests

NexPoint Advisors, L.P. (“NexPoint” or the “Adviser”) is an affiliate of HCMFA. The Adviser and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Trust. For the purposes of this section, the term “NexPoint” shall include the Adviser and its affiliated investment advisors and all affiliates listed on its Form ADV, as filed via an amendment with the SEC January 20th, 2022 (CRD No. 163564).

In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Registrant’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Registrant and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

NexPoint has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. NexPoint has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, NexPoint furnishes advisory services to numerous clients in addition to the Registrant, and NexPoint may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to NexPoint or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Registrant. In addition, NexPoint, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Registrant. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Registrant. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Registrant and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the funds and such other clients or may involve a rotation of opportunities among the funds and such other clients. The Registrant will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations or pursuant to the terms and conditions of the exemptive order received by the Adviser and certain funds affiliated with the Registrant, dated April 19, 2016. For example, exemptive relief is not required for the Registrant to invest in syndicated deals and secondary loan market transactions in which the Adviser or an affiliate has an interest where price is the only negotiated point. The order applies to all “Investment Companies,” including future closed-end investment companies registered under the 1940 Act that are managed by the Adviser, which includes the Registrant. The Registrant, therefore, may in the future invest in accordance with the terms and conditions of the exemptive order. To mitigate any actual or perceived conflicts of interest, allocation of limited offering securities (such as IPOs and registered secondary offerings) to principal accounts that do not include third party investors may only be made after all other client account orders for the security have been filled. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

Conflicts may arise in cases when clients and/or the Adviser and other affiliated entities invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer’s capital structure, NexPoint will generally pursue the strategy that NexPoint believes best reflects what would be expected to be negotiated in an arm’s length transaction, but in all instances with due consideration being given to

NexPoint’ s fiduciary duties to each of its accounts (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more NexPoint investment professionals. A single person may make decisions with respect to more than one part of an issuer’s capital structure. NexPoint personnel board members may still make recommendations to the applicable investment professional(s). A portfolio manager with respect to any applicable NexPoint registered investment company clients (“Retail Accounts”) will make an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. NexPoint may use external counsel for guidance and assistance.

The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Registrant and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Registrant. Not all conflicts of interest can be expected to be resolved in favor of the Registrant.

Another type of conflict may arise if one client account buys a security and another client account sells or shorts the same security. Currently, such opposing positions are generally not permitted within the same account without prior trade approval by the Adviser’s Chief Compliance Officer. However, a portfolio manager may enter into opposing positions for different clients to the extent each such client has a different investment objective and each such position is consistent with the investment objective of the applicable client. In addition, transactions in investments by one or more affiliated client accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other client accounts.

Because certain client accounts may have investment objectives, strategies or legal, contractual, tax or other requirements that differ (such as the need to take tax losses, realize profits, raise cash, diversification, etc.), an affiliated adviser may purchase, sell or continue to hold securities for certain client accounts contrary to other recommendations. In addition, an affiliated adviser may be permitted to sell securities or instruments short for certain client accounts and may not be permitted to do so for other affiliated client accounts.

As a result of the Fund’s arrangements with HCMFA, there may be times when the Adviser or its affiliates have interests that differ from those of the Fund’s shareholders, giving rise to a conflict of interest. The Fund’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund’s officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Fund’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Registrant and other investment funds or accounts advised by or affiliated with the Adviser. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short- term or over time.

In addition, it is anticipated that a portion of the Registrant’s assets will be represented by real estate investment trusts (“REITs”), asset backed securities and/or collateralized loan obligations (“CLOs”) sponsored, organized and/or managed by the Adviser and its affiliates or its historical affiliates. The Adviser will monitor for conflicts of interest in accordance with its fiduciary duties and will provide the independent trustees of the Registrant with an opportunity to periodically review the Registrant’s investments in such REITs, asset-backed securities and/or CLOs and assure themselves that continued investment in such securities remains in the best interests of the Registrant and its shareholders. The Adviser may effect client cross-transactions where it causes a transaction to be effected between the Registrant and another client advised by the Adviser or any of its affiliates. The Adviser may engage in a client cross-transaction involving the Registrant any time that the Adviser believes such transaction to be fair to the Registrant and the other client of the Adviser or its affiliates. As further described below, the Adviser may effect principal transactions where the Registrant may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, in each case in accordance with applicable law, which may include the Adviser obtaining the consent and approval of the Registrant prior to engaging in any such principal transaction between the Registrant and the Adviser or its affiliates.

The Adviser may direct the Registrant to acquire or dispose of investments in cross trades between the Registrant and other clients of the Adviser or its affiliates in accordance with applicable legal and regulatory requirements. In addition, to the extent permitted by the 1940 Act and SEC staff interpretations, the Registrant may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, and the holding and sale of such investments by the Registrant may enhance the profitability of the Adviser’s own investments in such companies.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

NexPoint’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the relative performance of a portfolio manager’s underlying account, the combined performance of the portfolio managers’ underlying accounts, and the relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with NexPoint, which may include the amount of assets supervised and other management roles within NexPoint. Base compensation is determined by taking into account current industry norms and market data to ensure that NexPoint pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market.

Because each person’s compensation is based on his or her individual performance, NexPoint does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with NexPoint.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the portfolio manager in the Registrant as of December 31, 2021.

Name of Portfolio Manager	Dollar Ranges of Equity Securities Beneficially Owned by Portfolio Manager
James Dondero	Over $1,000,000

(b)    Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period [2]	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Approximate Dollar Value of Shares that May Yet Be Purchased Under the Plans or Programs
January 1, 2021 to January 31, 2021 [1]	8,750,121	12.00	8,750,121	71,964,675
February 1, 2021 to February 29, 2021	-	-	-	71,964,675
March 1, 2021 to March 31, 2021	-	-	-	71,964,675
April 1, 2021 to April 31, 2021	-	-	-	71,964,675
May 1, 2021 to May 31, 2021	-	-	-	-
June 1, 2021 to June 30, 2021	-	-	-	-
July 1, 2021 to July 31, 2021	-	-	-	-
August 1, 2021 to August 31, 2021	-	-	-	-
September 1, 2021 to September 31, 2021	-	-	-	-
October 1, 2021 to October 31, 2021	-	-	-	-
November 1, 2021 to November 31, 2021	-	-	-	-
December 1, 2021 to December 31, 2021	-	-	-	-

Total	8,750,121	12.00	8,750,121	-

(1)

On January 8, 2021, the Company announced the final results of its Exchange Offer, pursuant to which the Company purchased the Company’s Common Shares in exchange for consideration consisting of approximately 20% cash and 80% newly-issued 5.50% Series A Cumulative Preferred Shares, liquidation preference $25.00 per share (“Series A Preferred Shares”). The Series A Preferred Shares were listed on the New York Stock Exchange (NYSE: NHF PR A) on January 8, 2021.

(2)	On April 24, 2020, the Board authorized the repurchase of up to 10% of the Company’s shares over a twelve-month period.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11. Controls and Procedures.

(a)Evaluation of Disclosure Controls and Procedures.

The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1)Gross income from securities lending activities: 5,681

(2)All fees and/or compensation for securities lending activities and related services: $0

(3)Aggregate fees/compensation: $0

(4)Net income from securities lending activities: $5,681

(b) The Registrant may lend up to 33 1/3% of the Registrant’s total assets held by The Bank of New York (“BNY”) as custodian to certain qualified brokers, except those securities which the Registrant or the Adviser specifically identifies as not being available. By lending its investment securities, the Registrant attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Registrant. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Registrant receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by BNY, acting in its capacity as securities lending agent (the “Agent”), in the Dreyfus Treasury Obligations Cash Management Fund. Non-cash collateral is not disclosed in the

Registrant’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Registrant and the Registrant does not have the ability to re-hypothecate those securities. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between BNY, as the securities lending agent, and the Registrant.

Item 13. Exhibits.

(a)(1) Code of Ethics, or amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a)  under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4)(i) Certification pursuant to Item 4.01 of Form 8-K  under the Exchange Act (17 CFR 249.308) is attached hereto.

(a)(4)(ii)  Letter from former accountant pursuant to Item 304(a) under Regulation S-K is attached hereto.

(b) Certifications pursuant to Rule 30a-2(b)  under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT DIVERSIFIED REAL ESTATE TRUST
By (Signature and Title):
/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: March 11, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):
/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: March 11, 2022

By (Signature and Title):
/s/ Frank Waterhouse
Frank Waterhouse
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date: March 11, 2022